UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06367

Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

            Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

    Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Small Cap Growth Fund

Annual Report

September 30, 2011

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall and 5 stars for the three, five, and ten year periods ended September 30, 2011 among 578, 578, 493, and 289 Small Blend funds, respectively.†

Mario J. Gabelli, CFA

To Our Shareholders,

For the year ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of the Gabelli Small Cap Growth Fund (the “Fund”) declined 2.7% compared with the 3.5% decrease in the Russell 2000 Index. See Page 2 for additional performance information.

Enclosed are the portfolio of investments and financial statements as of September 30, 2011.

Performance Discussion

Macroeconomic news this year has been dominated by the “sovereigns” — primarily the governments of the European Union (“EU”), the U.S., and China. The formation of the EU under the Maastricht Treaty of 1992 was an historic step in unifying a continent that had been fragmented since the fall of the Roman Empire, including establishing the criteria for a single currency under the European Monetary Union. The legacy of the treaty — which left members with individual control over fiscal policy but centralized authority over monetary policy — is now in question, as weaker governments lack the exchange rate tools that would allow adjustment to a more competitive footing. European leaders are working to balance the interests of distressed countries such as Greece and Portugal against those of healthier economies such as Germany and Finland within the current framework.

The U.S. faces its own fiscal challenges as $15 trillion of federal debt, nearing 100% of GDP, reaches percentage levels not seen since the end of World War II. Unlike captives of the EU, however, the U.S. can (for a time) improve competitiveness by devaluing the dollar, and possesses the special privilege of repaying its debts in the currency it controls. That did not stop Standard & Poor’s on August 5, 2011 from issuing its first downgrade of U.S. debt, from AAA to AA+, citing the “political brinksmanship” of a summer budget debate that ultimately failed to reduce the country’s long-term debt load.

Among the better performing stocks for the fiscal year were: O’Reilly Automotive Inc. (1.7% of net assets as of September 30, 2011), RPC Inc. (1.3%), which provides pressure pumping, rental tools, and coiled tubing to the oil and gas industry. RPC has benefited from rapidly expanding drilling activity in the natural gas shale regions, and PNM Resources Inc. (1.0%), a public utility holding company headquartered in Albuquerque, New Mexico. Our weaker performing stocks during the year were Interpublic Group of Cos. Inc. (0.7%), Ferro Corp. (0.7%), a specialty materials and chemical company, and CNH Global (0.6%).

We appreciate your loyalty and support in these volatile markets.

†	Morningstar RatingTM is based on risk-adjusted returns.

Comparative Results

September 30, 2011 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/22/91)
Class AAA (GABSX)	(2.70)%	3.10%	9.18%	11.91%
Russell 2000 Index	(3.53)	(1.02)	6.12	5.31	(f)
Class A (GCASX)	(2.70)	3.10	9.17	11.91
With sales charge (c)	(8.30)	1.88	8.53	11.58
Class B (GCBSX)	(3.43)	2.31	8.54	11.58
With contingent deferred sales charge (d)	(8.26)	1.94	8.54	11.58
Class C (GCCSX)	(3.43)	2.34	8.55	11.59
With contingent deferred sales charge (e)	(4.40)	2.34	8.55	11.59
Class I (GACIX)	(2.45)	3.30	9.28	11.96

In the current prospectus dated January 28, 2011, the expense ratios for Class AAA, A, B, C and I Shares are 1.44%, 1.44%, 2.19%, 2.19% and 1.19%, respectively. Class AAA and Class I Shares have no sales charge. See page 16 for the expense ratios for the year ended September 30, 2011. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and for Class I Shares would have been higher due to the differences in expenses associated with these classes of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	The Fund's fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(f)	Russell 2000 Index since inception performance is as of October 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Small Cap Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2011 through September 30, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2011.

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$808.20	1.42%	$6.44
Class A	$1,000.00	$808.20	1.42%	$6.44
Class B	$1,000.00	$805.00	2.17%	$9.82
Class C	$1,000.00	$805.10	2.17%	$9.82
Class I	$1,000.00	$809.20	1.17%	$5.31
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.95	1.42%	$7.18
Class A	$1,000.00	$1,017.95	1.42%	$7.18
Class B	$1,000.00	$1,014.19	2.17%	$10.96
Class C	$1,000.00	$1,014.19	2.17%	$10.96
Class I	$1,000.00	$1,019.20	1.17%	$5.92

*	Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2011:

The Gabelli Small Cap Growth Fund

U.S. Government Obligations	13.1%
Equipment and Supplies	8.3%
Food and Beverage	7.8%
Energy and Utilities	7.2%
Diversified Industrial	6.6%
Health Care	5.8%
Retail	5.4%
Automotive: Parts and Accessories	5.4%
Business Services	4.2%
Financial Services	4.1%
Specialty Chemicals	4.0%
Aviation: Parts and Services	3.2%
Hotels and Gaming	2.4%
Building and Construction	2.0%
Consumer Products	1.9%
Computer Software and Services	1.8%
Telecommunications	1.6%
Entertainment	1.5%
Electronics	1.4%
Cable	1.4%
Machinery	1.3%
Consumer Services	1.1%

Real Estate	1.1%
Metals and Mining	1.0%
Transportation	0.9%
Communications Equipment	0.9%
Publishing	0.8%
Automotive	0.7%
Broadcasting	0.7%
Environmental Services	0.6%
Commercial Services	0.5%
Educational Services	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Closed-End Funds	0.2%
Home Furnishings	0.2%
Wireless Communications	0.1%
Paper and Forest Products	0.1%
Closed-End Business Development Company	0.1%
Aerospace	0.0%
Agriculture	0.0%
Other Assets and Liabilities (Net)	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 86.9%
	Aerospace — 0.0%
25,000	Embraer SA, ADR	$430,623	$634,250

	Agriculture — 0.0%
80,000	Black Earth Farming Ltd., SDR†	304,755	201,710
12,000	Cadiz Inc.†	93,950	94,920
3,500	The Mosaic Co.	74,541	171,395

		473,246	468,025

	Automotive — 0.7%
890,000	Brembo SpA	10,420,951	7,941,212
100,000	Navistar International Corp.†	3,280,176	3,212,000
13,500	PACCAR Inc.	551,508	456,570
100,000	Penske Automotive Group Inc.	1,476,842	1,600,000

		15,729,477	13,209,782

	Automotive: Parts and Accessories — 5.3%
155,000	BorgWarner Inc.†	1,761,849	9,382,150
74,022	China Automotive Systems Inc.†	378,521	349,384
945,015	Dana Holding Corp.†	6,268,082	9,922,657
495,600	Federal-Mogul Corp.†	8,086,181	7,310,100
372,303	Midas Inc.†	5,069,930	3,052,885
650,000	Modine Manufacturing Co.†	9,335,433	5,889,000
22,500	Monro Muffler Brake Inc.	152,114	741,825
505,000	O’Reilly Automotive Inc.†	13,350,942	33,648,150
33,000	Puradyn Filter Technologies Inc.†	9,902	6,930
180,000	SORL Auto Parts Inc.†	1,131,008	586,800
80,375	Spartan Motors Inc.	388,580	331,949
365,000	Standard Motor Products Inc.	4,043,414	4,734,050
198,000	Strattec Security Corp. (a)	4,157,683	4,748,040
320,000	Superior Industries International Inc.	5,205,379	4,944,000
520,500	Tenneco Inc.†	5,193,310	13,330,005
320,000	The Pep Boys - Manny, Moe & Jack	3,758,524	3,158,400
27,000	Thor Industries Inc.	250,194	598,050
55,000	Wonder Auto Technology Inc.†	366,006	52,250

		68,907,052	102,786,625

	Aviation: Parts and Services — 3.2%
25,000	AAR Corp.	302,990	416,750
10,000	Astronics Corp.†	35,665	282,500
3,750	Astronics Corp., Cl. B†	13,325	103,313
5,000	Barnes Group Inc.	43,000	96,250
5,000,000	BBA Aviation plc	13,331,465	13,060,025
510,000	Curtiss-Wright Corp.	14,512,635	14,703,300
37,320	Ducommun Inc.	763,481	559,054
1,181,519	GenCorp Inc.†	7,543,728	5,305,020
773,700	Kaman Corp.	13,206,953	21,547,545

Shares		Cost	Market Value

89,000	Moog Inc., Cl. A†	$726,840	$2,903,180
16,100	Moog Inc., Cl. B†	464,818	532,910
68,000	Woodward Inc.	1,052,020	1,863,200

		51,996,920	61,373,047

	Broadcasting — 0.7%
381,200	Acme Communications Inc.	954,265	266,840
195,000	Beasley Broadcast Group Inc., Cl. A†	1,153,651	744,900
23,300	Cogeco Inc.	592,837	978,338
279,000	Crown Media Holdings Inc., Cl. A†	1,544,441	398,970
2,433	Granite Broadcasting Corp.† (b)	822,771	0
320,000	Gray Television Inc.†	1,006,416	499,200
43,000	Gray Television Inc., Cl. A†	89,142	60,200
99,000	Liberty Media Corp. - Liberty Capital, Cl. A†	2,023,423	6,545,880
18,000	Pandora Media Inc.†	273,163	263,700
551,600	Salem Communications Corp., Cl. A	2,279,577	1,263,164
185,000	Sinclair Broadcast Group Inc., Cl. A	1,507,346	1,326,450
450,000	Sirius XM Radio Inc.†	230,879	679,500

		12,477,911	13,027,142

	Building and Construction — 2.0%
265,000	Beazer Homes USA Inc.†	1,045,998	400,150
265,000	D.R. Horton Inc.	3,101,589	2,395,600
210,000	Hovnanian Enterprises Inc., Cl. A†	579,156	256,200
33,000	Insituform Technologies Inc., Cl. A†	622,647	382,140
180,000	KB Home	1,992,645	1,054,800
353,000	Layne Christensen Co.†	9,511,100	8,154,300
490,000	Lennar Corp., Cl. A	8,467,693	6,634,600
175,000	MDC Holdings Inc.	4,543,772	2,964,500
170,000	Meritage Homes Corp.†	3,894,768	2,573,800
11,500	Nortek Inc.†	418,573	254,438
2,500	NVR Inc.†	1,789,042	1,509,950
340,000	Pulte Group Inc.†	2,458,582	1,343,000
245,000	Ryland Group Inc.	4,022,269	2,609,250
175,000	Standard Pacific Corp.†	651,771	432,250
93,515	Texas Industries Inc.	3,198,256	2,968,166
370,000	Toll Brothers Inc.†	7,291,197	5,339,100

		53,589,058	39,272,244

	Business Services — 4.2%
79,500	AboveNet Inc.	3,833,435	4,261,200
40,000	ACCO Brands Corp.†	383,433	190,800
100,033	Arbitron Inc.	2,786,256	3,309,092
110,000	Ascent Capital Group Inc., Cl. A†	2,727,937	4,325,200

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Business Services (Continued)
450,406	Clear Channel Outdoor Holdings Inc., Cl. A†	$4,332,115	$4,215,800
435,000	Diebold Inc.	14,703,403	11,966,850
550,000	Edgewater Technology Inc.†	2,709,394	1,281,500
380,000	Furmanite Corp.†	1,479,692	2,055,800
118,000	GP Strategies Corp.†	976,751	1,178,820
35,589	GSE Systems Inc.†	138,667	62,637
575,000	Intermec Inc.†	9,604,746	3,749,000
250,005	Internap Network Services Corp.†	1,651,711	1,230,025
25,000	Lamar Advertising Co., Cl. A†	215,753	425,750
14,500	Landauer Inc.	322,415	718,330
810,000	Live Nation Entertainment Inc.†	8,865,521	6,488,100
200,000	Macquarie Infrastructure Co. LLC	3,051,288	4,488,000
4,000	MDC Partners Inc., Cl. A	12,360	57,680
120,000	Sohgo Security Services Co. Ltd.	1,459,559	1,359,782
170,000	Stamps.com Inc.	1,301,239	3,474,800
385,507	The Brink’s Co.	9,527,576	8,986,168
1,940,000	The Interpublic Group of Companies Inc.	13,568,760	13,968,000
55,000	Trans-Lux Corp.†	174,460	4,950
32,050	TransAct Technologies Inc.†	161,189	262,810
60,000	United Rentals Inc.†	380,572	1,010,400
100,000	ValueClick Inc.†	1,397,867	1,556,000

		85,766,099	80,627,494

	Cable — 1.4%
230,000	Adelphia Communications Corp., Cl. A† (b)	29,650	0
230,000	Adelphia Communications Corp., Cl. A, Escrow† (b)	0	0
230,000	Adelphia Recovery Trust†	0	3,312
152,600	AMC Networks Inc., Cl. A†	1,105,143	4,875,570
500,000	Cablevision Systems Corp., Cl. A	115,089	7,865,000
10,000	Cogeco Cable Inc.	340,851	455,673
235,000	DIRECTV, Cl. A†	5,837,622	9,928,750
50,000	DISH Network Corp., Cl. A†	968,420	1,253,000
40,000	EchoStar Corp., Cl. A†	780,129	904,400
9,329	Liberty Global Inc., Cl. A†	249,972	337,523
9,329	Liberty Global Inc., Cl. C†	240,169	322,877
453,100	LIN TV Corp., Cl. A†	2,849,751	987,758
40,000	Outdoor Channel Holdings Inc.†	312,013	228,800

		12,828,809	27,162,663

Shares		Cost	Market Value

	Closed-End Business Development Company — 0.1%
115,000	MVC Capital Inc.	$1,305,912	$1,204,050

	Closed-End Funds — 0.2%
96,000	The Central Europe and Russia Fund Inc.	2,812,811	2,922,240
38,225	The European Equity Fund Inc.	395,416	225,145
54,000	The New Germany Fund Inc.	636,369	690,120

		3,844,596	3,837,505

	Commercial Services — 0.5%
140,000	Garda World Security Corp., Cl. A†	1,302,058	961,924
275,000	Loomis AB, Cl. B	2,925,762	3,226,406
102,000	McGrath Rentcorp	2,744,764	2,426,580
800,000	Swisher Hygiene Inc.†	593,828	3,244,584

		7,566,412	9,859,494

	Communications Equipment — 0.9%
140,000	Communications Systems Inc.	1,011,205	1,820,000
94,000	Sycamore Networks Inc.	1,605,961	1,696,700
350,012	Thomas & Betts Corp.†	9,042,980	13,968,979

		11,660,146	17,485,679

	Computer Software and Services — 1.8%
148,000	Activision Blizzard Inc.	1,753,802	1,761,200
751,000	ADPT Corp.†	2,238,483	2,012,680
60,000	AOL Inc.†	1,331,135	720,000
280,000	EarthLink Inc.	2,241,634	1,828,400
70,000	Electronic Arts Inc.†	1,680,444	1,431,500
125,000	Emulex Corp.†	1,254,967	800,000
252,900	FalconStor Software Inc.†	1,303,408	738,468
410,000	Global Sources Ltd.†	3,135,463	2,775,700
6,000	KIT Digital Inc.†	68,146	50,400
60,000	Mentor Graphics Corp.†	720,436	577,200
30,000	Mercury Computer Systems Inc.†	576,295	345,000
20,187	MKS Instruments Inc.	367,981	438,260
475,000	NCR Corp.†	5,495,096	8,022,750
75,000	Quantum Corp.†	243,845	135,750
100,000	Rockwell Automation Inc.	2,731,906	5,600,000
31,000	Stratasys Inc.†	1,239,211	574,740
300,000	Tyler Technologies Inc.†	1,318,766	7,584,000

		27,701,018	35,396,048

	Consumer Products — 1.9%
256,000	1-800-FLOWERS.COM Inc., Cl. A†	1,188,279	593,920
17,250	Adams Golf Inc.†	123,016	93,150
40,000	Brunswick Corp.	699,798	561,600
33,500	Chofu Seisakusho Co. Ltd.	484,644	967,691
60,000	Church & Dwight Co. Inc.	303,670	2,652,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Products (Continued)
740,000	Eastman Kodak Co.†	$3,609,014	$577,274
2,000	Harley-Davidson Inc.	4,713	68,660
23,012	Harman International Industries Inc.	1,022,174	657,683
368,201	Marine Products Corp.†	601,618	1,259,247
18,000	National Presto Industries Inc.	551,244	1,564,380
450,000	Sally Beauty Holdings Inc.†	2,994,212	7,470,000
830,994	Schiff Nutrition International Inc.†	2,491,160	9,207,414
2,000	SodaStream International Ltd.†	82,949	66,100
6,907	Steven Madden Ltd.†	37,265	207,901
230,000	Stewart Enterprises Inc., Cl. A	1,281,284	1,368,500
150,000	Swedish Match AB	2,992,162	4,984,442
87,425	Syratech Corp.† (b)	17,426	2,216
20,000	The Scotts Miracle-Gro Co., Cl. A	504,262	892,000
22,000	WD-40 Co.	606,916	876,480
70,000	Wolverine World Wide Inc.	713,205	2,327,500

		20,309,011	36,398,158

	Consumer Services — 1.1%
52,000	Bowlin Travel Centers Inc.†	52,442	82,680
2,750	Collectors Universe Inc.	8,720	40,563
20,000	IAC/InterActiveCorp.†	221,743	791,000
237,977	KAR Auction Services Inc.†	3,218,315	2,881,901
245,000	Martha Stewart Living Omnimedia Inc., Cl. A†	1,523,208	764,400
600,000	Rollins Inc.	2,281,581	11,226,000
95,000	SearchMedia Holdings Ltd.†	536,816	158,650
550,000	TiVo Inc.†	5,892,940	5,137,000

		13,735,765	21,082,194

	Diversified Industrial — 6.6%
27,000	Acuity Brands Inc.	260,021	973,080
90,000	Albany International Corp., Cl. A	1,961,414	1,642,500
4,000	American Railcar Industries Inc.†	78,761	61,520
55,000	Ameron International Corp.	4,668,413	4,671,700
205,000	Ampco-Pittsburgh Corp.	3,576,103	4,192,250
6,000	Anixter International Inc.	57,120	284,640
420,000	Crane Co.	10,010,200	14,989,800
3,000	ESCO Technologies Inc.	49,914	76,500
18,000	Foster Wheeler AG†	34,930	320,220
14,000	Gardner Denver Inc.	157,253	889,700
78,000	Greif Inc., Cl. A	796,914	3,345,420
119,196	Greif Inc., Cl. B	5,797,159	5,127,812
1,200,000	Griffon Corp.†	13,605,765	9,816,000

Shares		Cost	Market Value

360,000	Handy & Harman Ltd.†	$2,509,602	$3,632,400
190,000	Jardine Strategic Holdings Ltd.	3,487,637	4,998,900
416,000	Katy Industries Inc.† (a)	802,593	17,472
56,073	Kaydon Corp.	2,155,228	1,608,174
25,000	Key Technology Inc.†	422,902	290,250
1,000	L.B. Foster Co., Cl. A	17,608	22,230
22,000	Lawson Products Inc.	339,917	297,440
98,000	Lincoln Electric Holdings Inc.	2,642,298	2,842,980
71,000	Lindsay Corp.	1,508,357	3,819,800
10,002	Lydall Inc.†	95,185	89,018
605,000	Magnetek Inc.†	2,180,341	556,600
32,000	Matthews International Corp., Cl. A	748,294	984,320
450,123	Myers Industries Inc.	4,270,596	4,568,748
572,000	National Patent Development Corp.†	1,176,798	829,400
140,000	Oil-Dri Corp. of America	1,532,164	2,601,200
130,000	Olin Corp.	2,496,080	2,341,300
298,000	Park-Ohio Holdings Corp.†	2,533,332	3,578,980
87,000	Precision Castparts Corp.	1,759,715	13,525,020
33,000	Raven Industries Inc.	1,730,664	1,590,600
32,000	Roper Industries Inc.	620,029	2,205,120
250,000	Sevcon Inc.† (a)	1,498,524	1,587,500
96,000	Sonoco Products Co.	2,940,089	2,710,080
122,570	Standex International Corp.	2,959,655	3,815,604
161,007	Terex Corp.†	3,256,480	1,651,932
387,000	Textron Inc.	2,408,058	6,826,680
360,073	Tredegar Corp.	5,990,046	5,339,883
90,000	Trinity Industries Inc.	2,798,149	1,926,900
147,000	Tyco International Ltd.	5,487,786	5,990,250

		101,422,094	126,639,923

	Educational Services — 0.4%
60,000	Career Education Corp.†	1,117,698	783,000
490,000	Corinthian Colleges Inc.†	3,124,412	764,400
432,065	Universal Technical Institute Inc.†	7,819,636	5,871,763

		12,061,746	7,419,163

	Electronics — 1.4%
71,000	Badger Meter Inc.	1,983,656	2,054,030
243,000	Bel Fuse Inc., Cl. A (a)	5,857,420	4,167,450
44,911	CSR plc, ADR†	659,297	582,948
565,008	CTS Corp.	5,405,057	4,593,515
73,000	Cypress Semiconductor Corp.†	347,902	1,092,810
44,000	Gentex Corp.	1,262,595	1,058,200
100,055	Greatbatch Inc.†	2,521,272	2,002,100
20,000	IMAX Corp.†	158,565	289,600
8,000	International Rectifier Corp.†	175,247	148,960
112,000	KEMET Corp.†	1,237,691	800,800

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
110,000	Methode Electronics Inc.	$953,550	$817,300
6,000	Mocon Inc.	89,924	94,830
315,000	Park Electrochemical Corp.	7,506,180	6,731,550
180,000	Pulse Electronics Corp.	942,010	514,800
180,000	Stoneridge Inc.†	1,475,725	939,600
310,000	Trident Microsystems Inc.†	1,227,228	161,200
120,000	Zygo Corp.†	1,071,063	1,387,200

		32,874,382	27,436,893

	Energy and Utilities — 7.2%
20,000	A123 Systems Inc.†	247,789	68,800
380,000	Black Hills Corp.	9,703,620	11,643,200
110,000	Callon Petroleum Co.†	743,793	425,700
55,000	Central Vermont Public Service Corp.	1,081,981	1,936,550
110,000	CH Energy Group Inc.	4,519,660	5,738,700
36,000	Chesapeake Utilities Corp.	953,501	1,443,960
45,000	CMS Energy Corp.	240,795	890,550
23,000	Connecticut Water Service Inc.	464,832	575,460
6,000	Consolidated Water Co. Ltd.	93,090	47,280
155,000	Covanta Holding Corp.	596,181	2,354,450
7,500	Dawson Geophysical Co.†	251,540	176,850
415,000	El Paso Electric Co.	6,050,917	13,317,350
25,000	Ener1 Inc.†	145,148	3,425
48,000	Energy Recovery Inc.†	234,605	144,480
22,520	Gamesa Corporacion Tecnologica SA	134,724	102,069
220,000	Great Plains Energy Inc.	4,699,894	4,246,000
70,000	Key Energy Services Inc.†	597,194	664,300
45,000	Middlesex Water Co.	773,022	768,150
44,000	National Fuel Gas Co.	2,500,876	2,141,920
90,000	NorthWestern Corp.	2,611,117	2,874,600
80,000	Oceaneering International Inc.	1,366,984	2,827,200
220,000	Otter Tail Corp.	4,900,156	4,026,000
10,000	Patterson-UTI Energy Inc.	211,721	173,400
82,000	Pennichuck Corp.	1,877,915	2,294,360
1,220,372	PNM Resources Inc.	13,406,898	20,050,712
132,000	Rowan Companies Inc.†	2,795,259	3,985,080
1,515,000	RPC Inc.	2,228,978	24,724,800
145,000	SJW Corp.	2,774,885	3,156,650
300,000	Southern Union Co.	5,117,716	12,171,000
190,096	Southwest Gas Corp.	4,393,160	6,875,772
45,000	Tesoro Corp.†	455,817	876,150
13,000	The Laclede Group Inc.	474,291	503,750
45,000	The York Water Co.	629,880	728,100
25,000	Union Drilling Inc.†	198,390	117,500
10,000	Vestas Wind Systems A/S†	89,988	163,473

Shares		Cost	Market Value

70,000	Voyager Oil & Gas Inc.†	$31,840	$147,000
220,000	Westar Energy Inc.	4,036,837	5,812,400

		81,634,994	138,197,141

	Entertainment — 1.5%
100,000	Carmike Cinemas Inc.†	771,700	661,000
6,048	Chestnut Hill Ventures† (b)	164,590	351,877
32,000	Discovery Communications Inc., Cl. A†	439,527	1,203,840
32,000	Discovery Communications Inc., Cl. C†	454,438	1,124,800
331,050	Dover Motorsports Inc.†	1,365,914	403,881
247,000	Fisher Communications Inc.†	8,590,072	5,517,980
29,000	International Speedway Corp., Cl. A	885,471	662,360
5,500	International Speedway Corp., Cl. B	130,136	129,250
10,000	Rovi Corp.†	142,372	429,800
435,000	Take-Two Interactive Software Inc.†	7,184,490	5,533,200
296,000	The Madison Square Garden Co., Cl. A†	3,734,672	6,748,800
210,000	Universal Entertainment Corp.	3,231,668	6,368,339
47,000	World Wrestling Entertainment Inc., Cl. A	511,038	418,770

		27,606,088	29,553,897

	Environmental Services — 0.6%
400,000	Republic Services Inc.	5,798,456	11,224,000

	Equipment and Supplies — 8.3%
22,500	A.O. Smith Corp.	336,569	720,675
373,000	AMETEK Inc.	1,078,465	12,297,810
5,000	AZZ Inc.	154,353	193,850
494,000	Baldwin Technology Co. Inc., Cl. A†	1,480,552	587,860
25,000	Belden Inc.	286,590	644,750
55,000	Capstone Turbine Corp.†	108,350	55,000
530,371	CIRCOR International Inc.	14,531,840	15,576,996
343,000	CLARCOR Inc.	2,202,501	14,193,340
330,000	Core Molding Technologies Inc.†	654,777	2,550,900
168,000	Crown Holdings Inc.†	678,985	5,142,480
4,000	Danaher Corp.	34,106	167,760
90,000	Donaldson Co. Inc.	1,558,860	4,932,000
222,000	Entegris Inc.†	1,280,053	1,416,360
285,000	Federal Signal Corp.	2,003,300	1,259,700
103,000	Flowserve Corp.	2,682,057	7,622,000
160,000	Franklin Electric Co. Inc.	1,496,658	5,804,800
222,000	Gerber Scientific Inc., Escrow† (b)	0	2,220
155,000	Graco Inc.	2,718,503	5,291,700
1,040,000	GrafTech International Ltd.†	12,563,346	13,208,000
101,000	IDEX Corp.	810,208	3,147,160

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
550,000	Interpump Group SpA	$3,223,467	$3,139,025
10,000	Itron Inc.†	517,595	295,000
7,000	Jarden Corp.	115,037	197,820
40,000	Littelfuse Inc.	758,367	1,608,400
229,000	Lufkin Industries Inc.	1,478,696	12,185,090
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	746,597
82,000	Met-Pro Corp.	692,039	703,560
6,000	Mine Safety Appliances Co.	179,592	161,760
70,013	Mueller Industries Inc.	2,373,742	2,701,802
12,000	Plantronics Inc.	275,609	341,400
2,000	Regal-Beloit Corp.	59,351	90,760
130,000	Robbins & Myers Inc.	1,826,625	4,512,300
106,402	SL Industries Inc.†	1,540,940	1,792,874
5,000	Teleflex Inc.	76,167	268,850
293,000	Tennant Co.	5,920,322	10,363,410
619,200	The Gorman-Rupp Co.	12,409,261	15,288,048
85,000	The Greenbrier Companies Inc.†	833,816	990,250
228,141	The L.S. Starrett Co., Cl. A	2,845,543	2,463,923
100,000	The Manitowoc Co. Inc.	666,995	671,000
23,400	The Middleby Corp.†	868,562	1,648,764
8,000	Valmont Industries Inc.	176,298	623,520
94,000	Vicor Corp.	1,008,949	822,500
7,875	Watsco Inc., Cl. B	23,627	401,940
153,000	Watts Water Technologies Inc., Cl. A	3,377,189	4,077,450

		88,267,471	160,911,404

	Financial Services — 4.1%
10,616	Alleghany Corp.†	1,758,092	3,062,716
25,287	Argo Group International Holdings Ltd.	844,293	717,392
490,000	Artio Global Investors Inc.	11,325,741	3,900,400
10,121	BCB Holdings Ltd.†	23,159	8,286
120,000	BKF Capital Group Inc.†	565,338	162,000
12,500	Capitol Federal Financial Inc.	125,000	132,000
22,000	Crazy Woman Creek Bancorp Inc.†	343,564	200,640
150,000	Discover Financial Services	2,578,605	3,441,000
40,000	Duff & Phelps Corp., Cl. A	587,050	426,400
100,000	Epoch Holding Corp.	818,447	1,357,000
8,430	Fidelity Southern Corp.	53,115	54,795
330,000	First Niagara Financial Group Inc.	4,316,427	3,019,500
190,000	Flushing Financial Corp.	3,048,479	2,052,000
111,000	Fortress Investment Group LLC, Cl. A†	596,992	334,110
1,080,000	GAM Holding AG†	14,363,700	13,642,983
45,000	Hudson Valley Holding Corp.	943,612	784,350

Shares		Cost	Market Value

935,000	Janus Capital Group Inc.	$9,678,397	$5,610,000
108,000	KBW Inc.	2,657,597	1,489,320
745,072	KKR & Co. LP	5,376,793	7,748,749
180,000	Legg Mason Inc.	4,080,240	4,627,800
3,105	Leucadia National Corp.	24,354	70,421
24,000	M&T Bank Corp.	2,071,440	1,677,600
60,024	Medallion Financial Corp.	463,920	558,223
335,000	Nara Bancorp Inc.†	3,814,082	2,033,450
250,000	Och-Ziff Capital Management Group LLC, Cl. A	1,997,164	2,282,500
165,000	Oritani Financial Corp.	1,685,540	2,121,900
32,000	PrivateBancorp Inc.	541,949	240,640
240,000	Sterling Bancorp	3,569,825	1,742,400
295,000	SWS Group Inc.	4,099,692	1,383,550
10,000	T. Rowe Price Group Inc.	270,786	477,700
183,600	The Charles Schwab Corp.	3,010,310	2,069,172
11,033	Tree.com Inc.†	78,880	55,165
10,000	Universal American Corp.	91,700	100,600
5,000	Value Line Inc.	166,217	57,450
460,000	Waddell & Reed Financial Inc., Cl. A	9,248,071	11,504,600

		95,218,571	79,146,812

	Food and Beverage — 7.8%
590,040	Arca Continental SAB de CV	1,174,352	2,442,111
47,000	Boston Beer Co. Inc., Cl. A†	883,432	3,416,900
38,100	Brown-Forman Corp., Cl. A	1,115,861	2,589,276
5,000	Brown-Forman Corp., Cl. B	144,052	350,700
200,000	Bull-Dog Sauce Co. Ltd.	444,295	401,919
4,600,000	China Tontine Wines Group Ltd.	958,785	413,488
280,000	Corn Products International Inc.	6,240,918	10,987,200
890,000	Davide Campari - Milano SpA	4,450,784	6,540,172
245,000	Dean Foods Co.†	4,297,327	2,173,150
365,000	Denny’s Corp.†	1,007,180	1,215,450
1,000	Diamond Foods Inc.	20,567	79,790
326,000	Dr Pepper Snapple Group Inc.	6,664,752	12,642,280
3,200,000	Dynasty Fine Wines Group Ltd.	1,186,698	710,892
29,000	Farmer Brothers Co.	435,471	159,790
215,000	Feihe International Inc.†	3,950,859	1,161,000
370,000	Flowers Foods Inc.	1,368,580	7,200,200
22,500	Green Mountain Coffee Roasters Inc.†	672,533	2,091,150
160,000	ITO EN Ltd.	3,301,726	2,949,825
25,000	J & J Snack Foods Corp.	577,813	1,201,250
1,325,000	Kikkoman Corp.	14,057,979	15,289,122
250,000	Lifeway Foods Inc.†	2,511,599	2,667,500
3,000	MEIJI Holdings Co. Ltd.	117,526	143,329
70,000	MGP Ingredients Inc.	331,262	354,900
450,000	Morinaga Milk Industry Co. Ltd.	1,808,850	2,007,001

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
85,000	NISSIN FOODS HOLDINGS CO. LTD.	$2,907,986	$3,438,351
15,000	Nutrisystem Inc.	222,484	181,650
4,000,000	Parmalat SpA	11,428,716	8,493,991
72,000	Peet’s Coffee & Tea Inc.†	2,922,436	4,006,080
50,000	Ralcorp Holdings Inc.†	892,806	3,835,500
162,000	Rock Field Co. Ltd.	2,539,700	2,743,057
260,000	Smart Balance Inc.†	1,577,202	1,534,000
555,013	Snyders-Lance Inc.	11,552,177	11,572,021
410,000	The Hain Celestial Group Inc.†	7,537,748	12,525,500
66,000	The J.M. Smucker Co.	1,599,230	4,810,740
700,000	Tingyi (Cayman Islands) Holding Corp.	1,792,917	1,724,067
242,946	Tootsie Roll Industries Inc.	5,142,185	5,859,858
90,000	United Natural Foods Inc.†	2,545,822	3,333,600
4,500	Vina Concha Y Toro SA, ADR	142,964	164,250
1,200,000	Vitasoy International Holdings Ltd.	739,370	768,934
20,000	Willamette Valley Vineyards Inc.†	73,225	60,500
175,000	Yakult Honsha Co. Ltd.	4,454,268	5,483,923
61,000	Zhongpin Inc.†	812,059	463,600

		116,606,496	150,188,017

	Health Care — 5.8%
30,000	Alere Inc.†	554,733	589,500
50,000	Align Technology Inc.†	408,281	758,500
100,000	Allergan Inc.	1,964,408	8,238,000
110,000	American Dental Partners Inc.†	1,438,656	1,062,600
110,000	AngioDynamics Inc.†	1,532,731	1,445,400
8,000	Anika Therapeutics Inc.†	76,123	44,000
147,000	ArthroCare Corp.†	2,872,758	4,229,190
6,800	Bio-Rad Laboratories Inc., Cl. A†	294,614	617,236
83,000	Bio-Reference Laboratories Inc.†	1,845,525	1,528,030
51,515	BioLase Technology Inc.†	74,915	154,545
20,000	Bruker Corp.†	174,056	270,600
71,002	Cantel Medical Corp.	1,790,089	1,499,562
230,000	Cepheid Inc.†	3,118,993	8,930,900
159,000	Chemed Corp.	3,554,524	8,738,640
66,000	CONMED Corp.†	1,714,345	1,518,660
200,000	Continucare Corp.†	974,178	1,276,000
400,000	Cutera Inc.†	5,306,018	2,848,000
15,000	Cynosure Inc., Cl. A†	133,925	151,350
96,000	DexCom Inc.†	962,427	1,152,000
29,237	DGT Holdings Corp.†	488,484	252,461
187,024	Exactech Inc.†	2,898,144	2,633,298
230,000	Gentiva Health Services Inc.†	5,377,481	1,269,600
44,000	Henry Schein Inc.†	861,550	2,728,440

Shares		Cost	Market Value

4,000	Heska Corp.†	$35,706	$34,480
26,000	ICU Medical Inc.†	709,667	956,800
305,100	IRIS International Inc.†	3,224,101	2,736,747
36,000	Kinetic Concepts Inc.†	918,852	2,372,040
42,000	Life Technologies Corp.†	1,070,187	1,614,060
137,500	MAKO Surgical Corp.†	3,616,283	4,705,250
7,000	Medivir AB, Cl. B†	157,714	93,094
40,000	MWI Veterinary Supply Inc.†	972,736	2,752,800
8,000	Neogen Corp.†	195,096	277,760
4,000	Nobel Biocare Holding AG†	61,643	40,291
50,000	Nordion Inc.	369,385	441,000
7,500	NuVasive Inc.†	200,477	128,025
105,000	Opko Health Inc.†	284,862	454,650
72,000	Orthofix International NV†	1,189,183	2,484,720
45,000	Owens & Minor Inc.	606,216	1,281,600
370,000	Pain Therapeutics Inc.†	2,137,953	1,761,200
385,000	Palomar Medical Technologies Inc.†	5,980,996	3,033,800
62,000	Par Pharmaceutical Cos. Inc.†	2,066,464	1,650,440
30,000	PSS World Medical Inc.†	367,273	590,700
628,500	Quidel Corp.†	6,971,750	10,288,545
239,002	Rochester Medical Corp.†	2,772,212	1,821,195
230,000	RTI Biologics Inc.†	1,253,260	756,700
960,000	Sorin SpA†	2,442,470	2,111,869
20,500	STERIS Corp.	671,969	600,035
2,300	Straumann Holding AG	206,988	362,357
2,000	Stryker Corp.	88,300	94,260
75,000	SurModics Inc.†	936,003	682,500
14,000	Syneron Medical Ltd.†	116,750	138,740
6,000	Techne Corp.	409,768	408,060
74,000	The Cooper Companies Inc.	2,872,806	5,857,100
48,000	United-Guardian Inc.	435,056	716,160
77,000	Vascular Solutions Inc.†	591,923	881,650
388,000	Wright Medical Group Inc.†	6,189,009	6,937,440
18,800	Young Innovations Inc.	492,409	535,800

		89,032,425	111,538,380

	Home Furnishings — 0.2%
61,000	Bassett Furniture Industries Inc.	499,826	430,050
47,000	Bed Bath & Beyond Inc.†	1,223,835	2,693,570

		1,723,661	3,123,620

	Hotels and Gaming — 2.4%
70,000	Ante5 Inc.†	0	66,500
225,000	Boyd Gaming Corp.†	1,546,347	1,102,500
110,000	Canterbury Park Holding Corp.†	1,120,504	1,032,900
192,392	Churchill Downs Inc.	7,246,487	7,509,060
128,000	Dover Downs Gaming & Entertainment Inc.	797,311	288,000

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
348,702	Gaylord Entertainment Co.†	$8,404,732	$6,743,897
400,000	Genting Singapore plc†	408,768	470,984
18,000	Home Inns & Hotels Management Inc., ADR†	343,247	463,860
110,000	Lakes Entertainment Inc.†	502,595	268,400
200,000	Las Vegas Sands Corp.†	1,395,678	7,668,000
1,400,000	Mandarin Oriental International Ltd.	1,825,418	1,932,000
54,000	Morgans Hotel Group Co.†	446,893	323,460
165,000	Orient-Express Hotels Ltd., Cl. A†	2,872,992	1,140,150
100,000	Penn National Gaming Inc.†	1,509,186	3,329,000
345,000	Pinnacle Entertainment Inc.†	2,588,437	3,132,600
180,000	Sonesta International Hotels Corp., Cl. A	3,750,193	3,402,000
2,000,000	The Hongkong & Shanghai Hotels Ltd.	1,786,952	2,753,165
272,059	The Marcus Corp.	3,426,439	2,706,987
24,000	Wynn Resorts Ltd.	308,808	2,761,920

		40,280,987	47,095,383

	Machinery — 1.3%
109,400	Astec Industries Inc.†	3,792,779	3,203,232
453,000	CNH Global NV†	6,037,085	11,886,720
14,000	Global Power Equipment Group Inc.†	328,622	325,780
69,000	Kennametal Inc.	2,010,829	2,259,060
6,000	Nordson Corp.	107,171	238,440
120,000	Twin Disc Inc.	2,619,696	3,200,400
130,000	Zebra Technologies Corp., Cl. A†	2,817,845	4,022,200

		17,714,027	25,135,832

	Manufactured Housing and Recreational Vehicles — 0.3%
75,000	Cavco Industries Inc.†	1,561,191	2,583,000
15,000	Drew Industries Inc.	255,948	299,700
30,200	Nobility Homes Inc.†	447,810	199,320
181,000	Skyline Corp.	5,312,212	1,728,550
30,000	Winnebago Industries Inc.†	381,664	207,600

		7,958,825	5,018,170

	Metals and Mining — 1.0%
52,003	Barrick Gold Corp.	1,522,648	2,425,940
256,000	Century Aluminum Co.†	3,675,581	2,288,640
10,000	Inmet Mining Corp.	325,911	423,705
106,000	Ivanhoe Mines Ltd.†	1,482,217	1,452,200
140,000	Kinross Gold Corp.	962,642	2,069,200
200,000	Lynas Corp Ltd.†	184,524	210,958
338,600	Materion Corp.†	7,698,510	7,679,448
90,000	Molycorp Inc.†	1,685,963	2,958,300
2,000	Northwest Pipe Co.†	55,888	40,580

Shares		Cost	Market Value

52,100	Stillwater Mining Co.†	$477,514	$442,850
15,000	Yamana Gold Inc.	50,671	204,900

		18,122,069	20,196,721

	Paper and Forest Products — 0.1%
24,000	Schweitzer-Mauduit International Inc.	925,904	1,340,880
110,000	Wausau Paper Corp.	993,428	702,900

		1,919,332	2,043,780

	Publishing — 0.8%
65,000	Belo Corp., Cl. A	157,232	317,850
80,000	Cambium Learning Group Inc.†	281,464	239,200
1,530,000	Il Sole 24 Ore SpA†	3,523,699	1,579,380
12,000	John Wiley & Sons Inc., Cl. B	46,500	538,920
1,063,000	Journal Communications Inc., Cl. A†	5,392,836	3,157,110
930,033	Media General Inc., Cl. A†	5,646,796	1,776,363
30,000	Meredith Corp.	539,417	679,200
260,000	News Corp., Cl. A	765,310	4,022,200
415,000	The E.W. Scripps Co., Cl. A†	2,734,026	2,905,000

		19,087,280	15,215,223

	Real Estate — 1.1%
20,150	Capital Properties Inc., Cl. A	408,087	164,726
15,000	Capital Properties Inc., Cl. B (b)	0	122,625
114,500	Cohen & Steers Inc.	2,585,808	3,291,875
200,000	Griffin Land & Nurseries Inc.	3,062,169	5,136,000
11,333	Gyrodyne Co. of America Inc.†	242,718	626,148
107,000	Morguard Corp.	1,362,690	7,249,738
270,000	The St. Joe Co.†	6,699,708	4,047,300

		14,361,180	20,638,412

	Retail — 5.4%
110,000	99 Cents Only Stores†	1,713,055	2,026,200
257,000	Aaron’s Inc.†	1,265,414	6,489,250
260,000	AutoNation Inc.†	3,938,974	8,522,800
19,000	Barnes & Noble Inc.	243,447	224,770
16,000	Best Buy Co. Inc.	612,561	372,800
130,500	Big 5 Sporting Goods Corp.	1,839,232	793,440
22,000	Biglari Holdings Inc.†	5,548,040	6,520,580
368,021	Casey’s General Stores Inc.	13,458,049	16,064,117
725,000	Coldwater Creek Inc.†	3,342,297	906,250
36,000	Collective Brands Inc.†	736,690	466,560
42,792	Copart Inc.†	1,466,246	1,674,023
2,500	Dunkin’ Brands Group Inc.†	47,500	69,250
110,000	HSN Inc.†	3,248,633	3,644,300
660,051	Ingles Markets Inc., Cl. A (a)	10,881,335	9,399,126
21,000	J.C. Penney Co. Inc.	632,370	562,380
380,000	Krispy Kreme Doughnuts Inc.†	2,426,090	2,591,600
180,000	Macy’s Inc.	2,590,692	4,737,600

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Retail (Continued)
60,000	Movado Group Inc.	$782,108	$730,800
149,000	Nathan’s Famous Inc.†	2,083,677	2,829,510
465,000	Pier 1 Imports Inc.†	5,072,519	4,547,700
59,000	Regis Corp.	1,181,055	831,310
300,000	Rush Enterprises Inc., Cl. B†	3,438,009	3,501,000
5,000	Teavana Holdings Inc.†	85,000	101,700
340,000	The Bon-Ton Stores Inc.	2,587,212	1,689,800
360,000	The Cheesecake Factory Inc.†	9,785,533	8,874,000
100,000	The Great Atlantic & Pacific Tea Co. Inc.†	17,250	17,500
168,000	The Wendy’s Co.	1,364,690	771,120
194,000	Tractor Supply Co.	3,571,018	12,134,700
36,000	Village Super Market Inc., Cl. A	899,231	861,840
53,000	Weis Markets Inc.	1,633,642	1,964,180
200,000	Winn-Dixie Stores Inc.†	2,559,219	1,184,000

		89,050,788	105,104,206

	Specialty Chemicals — 4.0%
55,000	A. Schulman Inc.	1,139,761	934,450
27,500	Airgas Inc.	665,148	1,755,050
84,000	Albemarle Corp.	1,358,172	3,393,600
76,078	Arch Chemicals Inc.	2,703,467	3,569,580
72,000	Ashland Inc.	1,165,391	3,178,080
280,000	Chemtura Corp.†	4,391,058	2,808,400
11,000	Cytec Industries Inc.	296,699	386,540
2,185,400	Ferro Corp.†	15,492,425	13,440,210
345,000	H.B. Fuller Co.	4,473,233	6,285,900
78,000	Hawkins Inc.	1,171,137	2,483,520
940,000	Huntsman Corp.	5,007,276	9,089,800
85,000	Material Sciences Corp.†	503,549	549,950
37,000	NewMarket Corp.	3,857,234	5,619,190
350,000	Omnova Solutions Inc.†	908,771	1,253,000
65,800	Penford Corp.†	724,804	338,212
13,000	Quaker Chemical Corp.	214,482	336,960
99,000	Rockwood Holdings Inc.†	1,929,005	3,335,310
265,000	Sensient Technologies Corp.	5,398,394	8,625,750
600,000	Zep Inc.	8,295,733	9,012,000

		59,695,739	76,395,502

	Telecommunications — 1.6%
55,000	Atlantic Tele-Network Inc.	1,399,970	1,808,400
1,780,000	Cincinnati Bell Inc.†	5,363,915	5,500,200
6,795	Community Service Communications Inc.	0	6,727
110,000	HickoryTech Corp.	949,514	1,058,200
3,000	IDT Corp., Cl. B	78,263	61,200
35,000	Loral Space & Communications Inc.†	2,308,012	1,753,500
128,000	New Ulm Telecom Inc.	1,205,079	793,600

Shares		Cost	Market Value

290,000	PAETEC Holding Corp.†	$1,120,636	$1,534,100
116,000	Rogers Communications Inc., Cl. B	560,168	3,968,360
63,000	Shenandoah Telecommunications Co.	373,895	701,820
1,600,000	Sprint Nextel Corp.†	4,496,476	4,864,000
37,584	Verizon Communications Inc.	846,702	1,383,091
815,000	VimpelCom Ltd., ADR	2,480,014	7,766,950
53,000	Winstar Communications Inc.† (b)	133	53

		21,182,777	31,200,201

	Transportation — 0.9%
474,000	GATX Corp.	14,405,014	14,689,260
2,000	Grupo TMM SA, Cl. A, ADR†	13,813	3,600
2,000(c)	Irish Continental Group plc	14,688	39,107
8,004	Kirby Corp.†	434,334	421,331
132,300	Providence and Worcester Railroad Co.	1,878,767	1,664,334
60,000	RailAmerica Inc.†	954,325	781,800

		17,700,941	17,599,432

	Wireless Communications — 0.1%
25,000	Millicom International Cellular SA, SDR	1,924,303	2,515,904

	TOTAL COMMON STOCKS	1,349,566,687	1,677,362,416

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
50,000	Jungheinrich AG Pfd.	1,031,755	1,341,421

	RIGHTS — 0.0%
	Health Care — 0.0%
972,500	Sanofi, CVR, expire 12/31/20†	2,092,241	1,030,850

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
4,531	Federal-Mogul Corp., expire 12/27/14†	87,687	906

	Broadcasting — 0.0%
6,082	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (b)	0	1
3,430	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (b)	0	0

		0	1

	Consumer Services — 0.0%
120,000	SearchMedia Holdings Ltd., expire 11/19/12†	247,589	19,206

	Retail — 0.0%
230,189	Talbots Inc., expire 04/06/15†	690,567	25,413

	TOTAL WARRANTS	1,025,843	45,526

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2011

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 0.0%
	Hotels and Gaming — 0.0%
$400,000	Gaylord Entertainment Co., Cv., 3.750%, 10/01/14 (d)	$382,411	$407,000

	CORPORATE BONDS — 0.0%
	Computer Software and Services — 0.0%
300,000	Exodus Communications Inc., Sub. Deb. , 5.250%, 02/15/12† (b)	1,185	0

	U.S. GOVERNMENT OBLIGATIONS — 13.1%
252,165,000	U.S. Treasury Bills, 0.000% to 0.115%†† (e), 10/20/11 to 03/22/12	252,129,215	252,140,533

	TOTAL INVESTMENTS — 100.1%	$1,606,229,337	1,932,327,746

	Other Assets and Liabilities (Net) — (0.1)%		(2,378,499)

	NET ASSETS — 100.0%		$1,929,949,247

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $478,992 or 0.02% of net assets.
(c)	Denoted in units.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of the Rule 144A security amounted to $407,000 or 0.02% of net assets.
(e)	At September 30, 2011, $3,000,000 of the principal amount was pledged as collateral for futures contract. (There were no open positions at September 30, 2011.)
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at value (cost $1,583,031,782)	$1,912,408,158
Investments in affiliates, at value (cost $23,197,555)	19,919,588
Foreign currency, at value (cost $7)	6
Cash	285
Receivable for Fund shares sold	2,930,560
Receivable for investments sold	420,127
Dividends and interest receivable	1,597,586
Prepaid expenses	64,436

Total Assets	1,937,340,746

Liabilities:
Payable for investments purchased	2,024,375
Payable for Fund shares redeemed	2,223,168
Payable for investment advisory fees	1,662,514
Payable for distribution fees	437,191
Payable for accounting fees	3,750
Payable for shareholder services fees	751,772
Other accrued expenses	288,729

Total Liabilities	7,391,499

Net Assets (applicable to 66,325,926 shares outstanding)	$1,929,949,247

Net Assets Consist of:
Paid-in capital	$1,566,350,678
Accumulated net investment loss	(3,124,761)
Accumulated net realized gain on investments and foreign currency transactions	40,638,052
Net unrealized appreciation on investments	326,098,409
Net unrealized depreciation on foreign currency translations	(13,131)

Net Assets	$1,929,949,247

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,539,099,714 ÷ 52,785,960 shares outstanding; 150,000,000 shares authorized)	$29.16

Class A:
Net Asset Value and redemption price per share ($145,049,282 ÷ 4,975,394 shares outstanding; 50,000,000 shares authorized)	$29.15

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$30.93

Class B:
Net Asset Value and offering price per share ($16,847 ÷ 617.3 shares outstanding; 50,000,000 shares authorized)	$27.29	(a)

Class C:
Net Asset Value and offering price per share ($81,289,182 ÷ 2,976,285 shares outstanding; 50,000,000 shares authorized)	$27.31	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($164,494,222 ÷ 5,587,670 shares outstanding; 50,000,000 shares authorized)	$29.44

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2011

Investment Income:
Dividends — Unaffiliated (net of foreign withholding taxes of $323,036)	$23,323,628
Dividends — Affiliated	717,567
Interest	446,781

Total Investment Income	24,487,976

Expenses:
Investment advisory fees	22,102,493
Distribution fees – Class AAA	4,446,135
Distribution fees – Class A	397,025
Distribution fees – Class B	196
Distribution fees – Class C	876,506
Shareholder services fees	2,342,902
Shareholder communications expenses	647,667
Custodian fees	264,458
Registration expenses	139,858
Directors’ fees	78,301
Legal and audit fees	46,861
Accounting fees	45,000
Tax expense	24,374
Miscellaneous expenses	132,968

Total Expenses	31,544,744

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(197,758)
Custodian fee credits	(650)

Total Reductions and Credits	(198,408)

Net Expenses	31,346,336

Net Investment Loss	(6,858,360)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	60,239,972
Net realized loss on investments in affiliates	(934,638)
Net realized gain on futures contracts	474,385
Net realized gain on foreign currency transactions	19,865

Net realized gain on investments, futures contracts, and foreign currency transactions	59,799,584

Net change in unrealized depreciation:
on investments	(137,943,187)
on foreign currency translations	(17,943)
Net change in unrealized depreciation on investments and foreign currency translations	(137,961,130)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	(78,161,546)

Net Decrease in Net Assets Resulting from Operations	$(85,019,906)

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
Operations:
Net investment loss	$(6,858,360)	$(3,707,850)
Net realized gain on investments, futures contracts, and foreign currency transactions	59,799,584	20,234,554
Net change in unrealized appreciation/depreciation on investments, and foreign currency translations	(137,961,130)	218,757,896

Net Increase/(Decrease) in Net Assets Resulting from Operations	(85,019,906)	235,284,600

Capital Share Transactions:
Class AAA	164,983,523	73,317,937
Class A	38,704,968	38,695,770
Class B	—	(44,743)
Class C	22,111,657	13,950,146
Class I	38,155,623	17,685,892

Net Increase in Net Assets from Capital Share Transactions	263,955,771	143,605,002

Redemption Fees	9,012	9,548

Net Increase in Net Assets	178,944,877	378,899,150
Net Assets:
Beginning of period	1,751,004,370	1,372,105,220

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,929,949,247	$1,751,004,370

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions						Ratio to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (b)	Operating Expenses		Portfolio Turnover Rate††
Class AAA
2011	$29.97	$(0.10)		$(0.71)	$(0.81)	—	—	$0.00	$29.16	(2.70)%	$1,539,100	(0.30)%	1.42	%(d)	14%
2010	25.81	(0.06)		4.22	4.16	—	—	0.00	29.97	16.12	1,435,780	(0.23)	1.44	(d)	14
2009	28.20	(0.02)		(0.92)	(0.94)	$(1.45)	$(1.45)	0.00	25.81	(1.70)	1,167,114	(0.09)	1.48	(d)	25
2008	34.37	(0.00	)(c)	(4.62)	(4.62)	(1.55)	(1.55)	0.00	28.20	(13.98)	995,613	(0.01)	1.43		26
2007	30.41	(0.01)		6.42	6.41	(2.45)	(2.45)	0.00	34.37	21.95	1,002,577	(0.04)	1.42		15
Class A
2011	$29.96	$(0.10)		$(0.71)	$(0.81)	—	—	$0.00	$29.15	(2.70)%	$145,049	(0.31)%	1.42	%(d)	14%
2010	25.81	(0.06)		4.21	4.15	—	—	0.00	29.96	16.08	115,265	(0.22)	1.44	(d)	14
2009	28.18	(0.03)		(0.89)	(0.92)	$(1.45)	$(1.45)	0.00	25.81	(1.63)	62,548	(0.12)	1.48	(d)	25
2008	34.37	(0.01)		(4.63)	(4.64)	(1.55)	(1.55)	0.00	28.18	(14.04)	26,604	(0.02)	1.43		26
2007	30.41	0.06		6.35	6.41	(2.45)	(2.45)	0.00	34.37	21.95	15,485	0.19	1.42		15
Class B
2011	$28.26	$(0.33)		$(0.64)	$(0.97)	—	—	$0.00	$27.29	(3.43)%	$17	(1.05)%	2.17	%(d)	14%
2010	24.54	(0.25)		3.97	3.72	—	—	0.00	28.26	15.16	17	(0.99)	2.19	(d)	14
2009	27.10	(0.17)		(0.94)	(1.11)	$(1.45)	$(1.45)	0.00	24.54	(2.43)	56	(0.83)	2.23	(d)	25
2008	33.32	(0.23)		(4.44)	(4.67)	(1.55)	(1.55)	0.00	27.10	(14.60)	61	(0.77)	2.18		26
2007	29.77	(0.26)		6.26	6.00	(2.45)	(2.45)	0.00	33.32	20.99	126	(0.81)	2.17		15
Class C
2011	$28.28	$(0.34)		$(0.63)	$(0.97)	—	—	$0.00	$27.31	(3.43)%	$81,289	(1.05)%	2.17	%(d)	14%
2010	24.54	(0.25)		3.99	3.74	—	—	0.00	28.28	15.24	64,830	(0.98)	2.19	(d)	14
2009	27.09	(0.18)		(0.92)	(1.10)	$(1.45)	$(1.45)	0.00	24.54	(2.40)	42,974	(0.85)	2.23	(d)	25
2008	33.32	(0.22)		(4.46)	(4.68)	(1.55)	(1.55)	0.00	27.09	(14.63)	23,062	(0.75)	2.18		26
2007	29.76	(0.22)		6.23	6.01	(2.45)	(2.45)	0.00	33.32	21.03	9,735	(0.69)	2.17		15
Class I
2011	$30.18	$(0.02)		$(0.72)	$(0.74)	—	—	$0.00	$29.44	(2.45)%	$164,494	(0.05)%	1.17	%(d)	14%
2010	25.93	0.01		4.24	4.25	—	—	0.00	30.18	16.39	135,112	0.02	1.19	(d)	14
2009	28.25	0.02		(0.89)	(0.87)	$(1.45)	$(1.45)	0.00	25.93	(1.43)	99,413	0.11	1.23	(d)	25
2008(e)	30.06	0.05		(1.86)	(1.81)	—	—	0.00	28.25	(6.02)	3,578	0.22 (f)	1.18	(f)	26

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 21%.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity throughout the period, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2011, 2010, and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.41%, 1.42%, and 1.47% (Class AAA and Class A), 2.16%, 2.17% and 2.22% (Class B and Class C), and 1.16%, 1.17% and 1.22% (Class I), respectively.
(e)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(f)	Annualized.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Small Cap Growth Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund’s Adviser currently characterizes small capitalization companies for the Fund as those with total common stock market values of $2 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

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Notes to Financial Statements (Continued)

dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$13,027,142	—	$0	$13,027,142
Cable	27,162,663	—	0	27,162,663
Consumer Products	36,395,942	$2,216	—	36,398,158
Entertainment	29,202,020	—	351,877	29,553,897
Equipment and Supplies	160,909,184	—	2,220	160,911,404
Real Estate	20,515,787	122,625	—	20,638,412
Telecommunications	31,200,148	—	53	31,200,201
Other Industries (a)	1,358,470,539	—	—	1,358,470,539
Total Common Stocks	1,676,883,425	124,841	354,150	1,677,362,416
Preferred Stocks (a)	1,341,421	—	—	1,341,421
Rights (a)	1,030,850	—	—	1,030,850
Warrants:
Broadcasting	—	—	1	1
Other Industries (a)	45,525	—	—	45,525
Total Warrants	45,525	—	1	45,526
Convertible Corporate Bonds	—	407,000	—	407,000
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	252,140,533	—	252,140,533
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,679,301,221	$252,672,374	$354,151	$1,932,327,746

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 9/30/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$2	$—	$—	$(2)	$—	$—	$—	$—	$0	$(2)
Cable	0	—	—	—	—	—	—	—	0	—
Entertainment	275,466	—	—	76,411	—	—	—	—	351,877	76,411
Equipment and Supplies	—	—	—	2,220	0	—	—	—	2,220	2,220
Telecommunications	53	—	—	—	—	—	—	—	53	—
Total Common Stocks	275,521	—	—	78,629	0	—	—	—	354,150	78,629
Preferred Stocks:
Broadcasting	88	—	121	(88)	—	(121)	—	—	—	—
Total Preferred Stocks	88	—	121	(88)	—	(121)	—	—	—	—
Warrants:
Broadcasting	—	—	—	(5)	—	—	6	—	1	(5)
Total Warrants	—	—	—	(5)	—	—	6	—	1	(5)
Corporate Bonds	—	—	—	(1,185)	—	—	1,185	—	0	(1,185)
TOTAL INVESTMENTS IN SECURITIES	$275,609	$—	$121	$77,351	$0	$(121)	$1,191	$—	$354,151	$77,439

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund's policy is to recognize transfers into and transfer out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the year ended September 30, 2011, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At September 30, 2011, the Fund held no investments in futures contracts.

The Fund’s volume of activity in futures contracts sold which were held from September 23, 2011 through September 28, 2011, had an average market value while outstanding of approximately $15,014,377.

For the year ended September 30, 2011, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized gain on futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover,

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, net operating loss, and reclassifications of capital gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2011, reclassifications were made to decrease accumulated net investment loss by $6,889,500 and decrease accumulated net realized gain on investments and foreign currency transactions by $229,209, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended September 30, 2011 and September 30, 2010.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term gain	$48,698,446
Net unrealized appreciation on investments	314,900,123

Total	$363,598,569

During the year ended September 30, 2011, the Fund utilized capital loss carryforwards of $13,676,652.

At September 30, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies in the current and prior year, and basis adjustments on investments in partnerships.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,617,367,894	$511,992,833	$(197,032,981)	$314,959,852

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended September 30, 2011, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $197,758.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities for the year ended September 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $479,458,112 and $272,712,729, respectively.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

6.  Transactions with Affiliates.  During the year ended September 30, 2011, the Fund paid brokerage commissions on security trades of $499,152 to Gabelli & Co. Additionally, the current and former Distributors retained $142,959 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2011, there were no borrowings under the line of credit.

8.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2011 and September 30, 2010 amounted to $9,012 and $9,548, respectively.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	16,630,596	$557,154,829	13,235,071	$362,667,581
Shares redeemed	(11,755,542)	(392,171,306)	(10,544,607)	(289,349,644)

Net increase	4,875,054	$164,983,523	2,690,464	$73,317,937

Class A
Shares sold	2,650,694	$90,164,240	2,230,301	$60,847,542
Shares redeemed	(1,522,155)	(51,459,272)	(806,720)	(22,151,772)

Net increase	1,128,539	$38,704,968	1,423,581	$38,695,770

Class B
Shares redeemed	—	—	(1,691)	$(44,743)

Net increase/(decrease)	—	—	(1,691)	$(44,743)

Class C
Shares sold	1,290,671	$41,172,835	902,333	$23,349,977
Shares redeemed	(606,592)	(19,061,178)	(361,272)	(9,399,831)

Net increase	684,079	$22,111,657	541,061	$13,950,146

Class I
Shares sold	2,679,868	$90,723,067	1,654,093	$45,615,294
Shares redeemed	(1,569,043)	(52,567,444)	(1,011,555)	(27,929,402)

Net increase	1,110,825	$38,155,623	642,538	$17,685,892

9.  Transactions in Securities of Affiliated Issuers.  The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended September 30, 2011 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividends	Net Change In Unrealized Appreciation/ Depreciation	Realized Loss	Value at September 30, 2011	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	214,400	28,600	—	243,000	$54,720	$(979,711)	—	$4,167,450	11.17%
Katy Industries Inc.	417,000	7,000	(8,000)	416,000	—	(203,203)	$(112,783)	17,472	5.23%
Strattec Security Corp.	185,000	13,000	—	198,000	241,800	(288,375)	—	4,748,040	6.02%
Sevcon Inc.	240,000	10,000	—	250,000	—	305,717	—	1,587,500	7.44%
Ingles Markets Inc.(a)	632,200	27,851	—	660,051	421,047	(1,571,170)	—	9,399,126	5.10%
Trans-Lux Corp.(b)	163,000	—	(108,000)	55,000	—		(821,855)		2.25%

Total					$717,567	$(2,736,742)	$(934,638)	$19,919,588

(a)	Company was not an “affiliated company” at September 30, 2010.
(b)	Company is not an “affiliated company” at September 30, 2011, but remains an investment in the Small Cap Growth Fund’s portfolio.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

10.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Small Cap Growth Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John Gabelli Director Age: 67	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 75	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Director Age: 67	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Robert Morrissey Director Age: 72	Since 1991	6	Partner of the law firm of Morrissey, Hawkins & Lynch	—
Kuni Nakamura Director Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Anthony R. Pustorino Director Age: 86	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2010)
Anthonie C. van Ekris Director Age: 77	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Director Age: 65	Since 2001	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) Director (since December 2009); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Secretary Age: 59	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. July 2008 to 2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended and Restated By Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer

KeySpan Corp.

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law

Morrissey, Hawkins & Lynch

Kuni Nakamura

President

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus

Pace University

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Peter D. Goldstein Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q311AR

The

Gabelli

Small Cap

Growth

Fund

Morningstar® rated The Gabelli Small Cap Growth Fund Class AAA Shares 5 stars overall and 5 stars for the three, five and ten year periods ended September 30, 2011 among 578, 578, 493, and 289 Small Blend funds, respectively.†

†	Morningstar RatingTM is based on risk-adjusted returns.

ANNUAL REPORT

SEPTEMBER 30, 2011

The Gabelli Equity Income Fund

Annual Report — September 30, 2011

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 5 stars for the five and ten year periods and 4 stars for the three year period ended June 30, 2011 among 1,114, 964, 545, and 1,114 Large Value funds, respectively.†

Mario J. Gabelli, CFA

To Our Shareholders,

For the year ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Equity Income Fund (the “Fund”) increased 1.1% compared with an increase of 1.1% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of September 30, 2011.

Performance Discussion

Macroeconomic news this year has been dominated by the “sovereigns” — primarily the governments of the European Union (“EU”), the U.S., and China. The formation of the EU under the Maastricht Treaty of 1992 was an historic step in unifying a continent that had been fragmented since the fall of the Roman Empire, including establishing the criteria for a single currency under the European Monetary Union. The legacy of the treaty — which left members with individual control over fiscal policy but centralized authority over monetary policy — is now in question, as weaker governments lack the exchange rate tools that would allow adjustment to a more competitive footing. European leaders are working to balance the interests of distressed countries such as Greece and Portugal against those of healthier economies such as Germany and Finland within the current framework.

The U.S. faces its own fiscal challenges as $15 trillion of federal debt, nearing 100% of GDP, reaches percentage levels not seen since the end of World War II. Unlike captives of the EU, however, the U.S. can (for a time) improve competitiveness by devaluing the dollar, and possesses the special privilege of repaying its debts in the currency it controls. That did not stop Standard & Poor’s on August 5, 2011 from issuing its first downgrade of U.S. debt, from AAA to AA+, citing the “political brinksmanship” of a summer budget debate that ultimately failed to reduce the country’s long-term debt load.

Among the better performing stocks for the fiscal year were: Swedish Match (2.3% of net assets as of September 30, 2011), which produces tobacco products, Kraft Foods Inc. (1.9%), the largest manufacturer of packaged food products, and International Business Machines Corp. (1.9%). Our weaker performing stocks during the year were The Bank of New York Mellon Corp. (0.9%), a global financial services company, Weatherford International Ltd. (0.6%), and Ford Motor Co. (0.6%).

We appreciate your loyalty and support in these volatile markets.

†	Morningstar Rating™ is based on risk adjusted returns.

Comparative Results

Average Annual Returns through September 30, 2011 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (01/02/92)
Class AAA (GABEX)	1.05%	0.97%	5.75%	9.24%
S&P 500 Index	1.14	(1.18)	2.82	7.31	(f)
Nasdaq Composite Index	(2.99)	2.30	5.67	7.43
Lipper Equity Income Fund Average	0.27	(1.64)	3.24	6.84
Class A (GCAEX)	1.06	0.99	5.75	9.23
With sales charge (c)	(4.75)	(0.20)	5.12	8.91
Class B (GCBEX)	0.26	0.20	5.13	8.91
With contingent deferred sales charge (d)	(4.74)	(0.20)	5.13	8.91
Class C (GCCEX)	0.31	0.22	5.15	8.92
With contingent deferred sales charge (e)	(0.69)	0.22	5.15	8.92
Class I (GCIEX)	1.26	1.17	5.86	9.29

In the current prospectus dated January 28, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.19%, respectively. Class AAA and Class I Shares do not have a sales charge. See page 14 for the expense ratios for the year ended September 30, 2011. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower and Class I Shares would have been higher due to differences in expenses associated with these classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index.
(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5%, which is gradually reduced to 0% after six years.
(e)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(f)	S&P 500 Index since inception performance is as of December 31, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI EQUITY INCOME FUND

CLASS AAA AND THE S&P 500 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2011 through September 30, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2011.

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$865.60	1.41%	$6.59
Class A	$1,000.00	$865.70	1.41%	$6.59
Class B	$1,000.00	$861.90	2.17%	$10.13
Class C	$1,000.00	$862.40	2.16%	$10.08
Class I	$1,000.00	$866.40	1.16%	$5.43
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.00	1.41%	$7.13
Class A	$1,000.00	$1,018.00	1.41%	$7.13
Class B	$1,000.00	$1,014.19	2.17%	$10.96
Class C	$1,000.00	$1,014.24	2.16%	$10.91
Class I	$1,000.00	$1,019.25	1.16%	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2011:

The Gabelli Equity Income Fund

Food and Beverage	12.2%
Health Care	11.8%
Financial Services	10.0%
Consumer Products	6.5%
Retail	6.2%
U.S. Government Obligations	6.2%
Energy and Utilities: Oil	4.7%
Energy and Utilities: Integrated	4.3%
Telecommunications	4.1%
Diversified Industrial	3.7%
Aerospace	3.3%
Automotive: Parts and Accessories	2.4%
Energy and Utilities: Natural Gas	2.3%
Computer Hardware	2.0%
Metals and Mining	2.0%
Specialty Chemicals	1.9%
Energy and Utilities: Services	1.7%
Computer Software and Services	1.5%
Entertainment	1.4%
Electronics	1.4%
Hotels and Gaming	1.2%
Machinery	1.2%

Automotive	1.0%
Wireless Communications	0.9%
Energy And Utilities: Electric	0.8%
Equipment and Supplies	0.8%
Communications Equipment	0.7%
Agriculture	0.7%
Cable and Satellite	0.6%
Business Services	0.6%
Paper and Forest Products	0.3%
Broadcasting	0.3%
Transportation	0.3%
Environmental Services	0.3%
Aviation: Parts and Services	0.2%
Consumer Services	0.1%
Publishing	0.1%
Energy and Utilities: Water	0.0%
Real Estate Investment Trusts	0.0%
Real Estate	0.0%
Consumer Staples	0.0%
Other Assets and Liabilities	0.3%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended June 30, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with this complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

4

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 92.9%
	Aerospace — 3.3%
2,000	Lockheed Martin Corp.	$47,350	$145,280
10,000	Raytheon Co.	279,200	408,700
327,000	Rockwell Automation Inc.	15,436,208	18,312,000
2,000	Rockwell Collins Inc.	15,844	105,520
1,600,000	Rolls-Royce Holdings plc†	11,884,390	14,845,545
420,000	The Boeing Co.	26,564,836	25,414,200

		54,227,828	59,231,245

	Agriculture — 0.7%
99,000	Archer-Daniels-Midland Co.	2,838,337	2,456,190
150,000	Monsanto Co.	2,423,783	9,006,000
12,000	The Mosaic Co.	186,246	587,640

		5,448,366	12,049,830

	Automotive — 1.0%
1,090,000	Ford Motor Co.†	15,024,202	10,540,300
135,000	General Motors Co.†	4,214,390	2,724,300
139,000	Navistar International Corp.†	5,144,114	4,464,680
30,000	PACCAR Inc.	1,430,489	1,014,600

		25,813,195	18,743,880

	Automotive: Parts and Accessories — 2.4%
2,500	AutoZone Inc.†	375,633	797,975
24,000	BorgWarner Inc.†	1,620,615	1,452,720
535,000	Genuine Parts Co.	23,325,283	27,178,000
6,000	Johnson Controls Inc.	50,425	158,220
70,000	Modine Manufacturing Co.†	836,454	634,200
155,000	O’Reilly Automotive Inc.†	4,947,177	10,327,650
55,100	Tenneco Inc.†	840,371	1,411,111
140,000	The Pep Boys - Manny, Moe & Jack	1,583,944	1,381,800

		33,579,902	43,341,676

	Aviation: Parts and Services — 0.2%
65,000	Curtiss-Wright Corp.	944,125	1,873,950
76,700	GenCorp Inc.†	497,445	344,383
4,000	Precision Castparts Corp.	381,238	621,840
21,000	United Technologies Corp.	609,942	1,477,560

		2,432,750	4,317,733

	Broadcasting — 0.3%
295,000	CBS Corp., Cl. A, Voting	5,593,964	6,079,950
132	Granite Broadcasting Corp.† (a)	10,795	0

		5,604,759	6,079,950

	Business Services — 0.6%
30,000	Automatic Data Processing Inc.	1,174,016	1,414,500
193,000	Diebold Inc.	6,771,090	5,309,430
4,000	Landauer Inc.	134,546	198,160
10,500	MasterCard Inc., Cl. A	883,579	3,330,180

		8,963,231	10,252,270

Shares		Cost	Market Value

	Cable and Satellite — 0.6%
32,500	AMC Networks Inc., Cl. A†	$507,055	$1,038,375
110,000	Cablevision Systems Corp., Cl. A	1,173,299	1,730,300
10,000	DIRECTV, Cl. A†	331,857	422,500
190,000	DISH Network Corp., Cl. A†	3,832,521	4,761,400
16,000	EchoStar Corp., Cl. A†	478,840	361,760
500	Jupiter Telecommunications Co. Ltd.	492,514	541,294
58,000	Scripps Networks Interactive Inc., Cl. A	2,452,305	2,155,860

		9,268,391	11,011,489

	Communications Equipment — 0.7%
250,000	Corning Inc.	3,735,647	3,090,000
221,025	Thomas & Betts Corp.†	8,755,102	8,821,108

		12,490,749	11,911,108

	Computer Hardware — 1.9%
194,000	International Business Machines Corp.	16,810,586	33,955,820

	Computer Software and Services — 1.5%
25,000	eBay Inc.†	779,839	737,250
300,000	EMC Corp.†	7,756,888	6,297,000
135,000	Fidelity National Information Services Inc.	2,392,326	3,283,200
450,000	Microsoft Corp.	12,688,431	11,200,500
355,000	Yahoo! Inc.†	7,138,183	4,671,800

		30,755,667	26,189,750

	Consumer Products — 6.5%
45,000	Altria Group Inc.	538,092	1,206,450
185,000	Avon Products Inc.	5,394,525	3,626,000
15,000	Compagnie Financiere Richemont SA, Cl. A	478,768	677,681
620,000	Eastman Kodak Co.†	3,258,822	483,662
86,000	Energizer Holdings Inc.†	4,415,164	5,713,840
245,000	Fortune Brands Inc.	12,329,836	13,249,600
5,000	Hanesbrands Inc.†	108,950	125,050
185,000	Harman International Industries Inc.	7,311,182	5,287,300
250,000	Kimberly-Clark Corp.	15,970,978	17,752,500
4,000	National Presto Industries Inc.	117,705	347,640
50,000	Philip Morris International Inc.	1,501,172	3,119,000
105,000	Reckitt Benckiser Group plc	3,432,951	5,359,133
1,250,000	Swedish Match AB	16,783,406	41,537,015
15,000	The Clorox Co.	823,581	994,950
230,000	The Procter & Gamble Co.	13,512,663	14,531,400
81,000	Unilever NV - NY Shares	1,639,778	2,550,690

		87,617,573	116,561,911

See accompanying notes to financial statements.

5

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Consumer Services — 0.1%
100,000	Rollins Inc.	$381,843	$1,871,000

	Consumer Staples — 0.0%
1,000	Diageo plc	20,487	19,212

	Diversified Industrial — 3.4%
5,000	3M Co.	213,645	358,950
4,000	Acuity Brands Inc.	42,447	144,160
6,000	Alstom SA	432,684	199,957
100,000	Cooper Industries plc	2,757,977	4,612,000
93,000	Crane Co.	3,140,028	3,319,170
1,315,000	General Electric Co.	26,989,593	20,040,600
250,000	Honeywell International Inc.	8,703,533	10,977,500
60,000	ITT Corp.	3,233,526	2,520,000
14,000	Jardine Matheson Holdings Ltd.	519,565	642,600
159,000	Jardine Strategic Holdings Ltd.	3,590,381	4,183,290
413,003	National Patent Development Corp.†	1,017,558	598,854
120,000	Textron Inc.	763,372	2,116,800
50,000	Trinity Industries Inc.	1,443,763	1,070,500
250,000	Tyco International Ltd.	10,299,934	10,187,500

		63,148,006	60,971,881

	Electronics — 1.4%
465,000	Intel Corp.	9,213,581	9,918,450
290,000	LSI Corp.†	2,642,455	1,502,200
20,000	Netlogic Microsystems Inc.†	959,642	962,400
130,000	TE Connectivity Ltd.	4,330,657	3,658,200
315,000	Texas Instruments Inc.	7,598,308	8,394,750
27,000	Thermo Fisher Scientific Inc.†	1,334,183	1,367,280

		26,078,826	25,803,280

	Energy and Utilities: Electric — 0.8%
33,000	American Electric Power Co. Inc.	1,042,775	1,254,660
12,000	DTE Energy Co.	517,320	588,240
90,000	El Paso Electric Co.	820,152	2,888,100
150,000	GenOn Energy Inc.†	883,470	417,000
1,200,000	GenOn Energy Inc., Escrow† (a)	0	0
110,000	Great Plains Energy Inc.	2,663,694	2,123,000
85,000	Korea Electric Power Corp., ADR†	1,307,846	722,500
135,000	Northeast Utilities	2,871,345	4,542,750
200,000	The AES Corp.†	1,845,200	1,952,000
13,333	UIL Holdings Corp.	293,785	439,056

		12,245,587	14,927,306

Shares		Cost	Market Value

	Energy and Utilities: Integrated — 4.3%
175,000	BP plc, ADR	$6,864,653	$6,312,250
50,100	CH Energy Group Inc.	2,054,118	2,613,717
183,000	CONSOL Energy Inc.	7,788,334	6,209,190
85,000	Constellation Energy Group Inc.	2,659,126	3,235,100
110,000	Dominion Resources Inc.	4,509,912	5,584,700
100,000	DPL Inc.	2,637,051	3,014,000
195,000	Duke Energy Corp.	2,406,814	3,898,050
750,168	El Paso Corp.	10,629,055	13,112,937
29,000	ENI SpA	304,221	513,632
50,350	FirstEnergy Corp.	1,229,350	2,261,219
49,000	Hess Corp.	3,728,208	2,570,540
12,269	Iberdrola SA, ADR	510,847	327,460
25,000	Integrys Energy Group Inc.	1,192,522	1,215,500
120,000	NextEra Energy Inc.	5,753,101	6,482,400
80,000	NSTAR	1,282,183	3,584,800
72,000	OGE Energy Corp.	1,955,611	3,440,880
100,000	PNM Resources Inc.	1,042,460	1,643,000
90,000	Progress Energy Inc.	3,857,884	4,654,800
15,000	Progress Energy Inc., CVO†	7,800	1,350
7,200	Public Service Enterprise Group Inc.	156,820	240,264
30,000	Suncor Energy Inc., New York	785,965	763,200
21,000	Suncor Energy Inc., Toronto	908,497	536,273
50,000	TECO Energy Inc.	652,639	856,500
140,000	Westar Energy Inc.	2,333,669	3,698,800

		65,250,840	76,770,562

	Energy and Utilities: Natural Gas — 2.3%
13,000	AGL Resources Inc.	242,114	529,620
16,000	Atmos Energy Corp.	420,845	519,200
300,000	National Fuel Gas Co.	15,032,695	14,604,000
73,000	ONEOK Inc.	1,642,426	4,820,920
24,000	Piedmont Natural Gas Co. Inc.	394,017	693,360
300,000	Southern Union Co.	8,323,941	12,171,000
80,000	Southwest Gas Corp.	1,918,098	2,893,600
200,000	Spectra Energy Corp.	4,249,072	4,906,000

		32,223,208	41,137,700

	Energy and Utilities: Oil — 4.7%
181,000	Anadarko Petroleum Corp.	9,085,786	11,412,050
45,000	Canadian Oil Sands Ltd.	1,290,650	875,608
190,000	Chevron Corp.	8,702,369	17,578,800
185,000	ConocoPhillips	5,343,273	11,714,200
22,000	Denbury Resources Inc.†	369,472	253,000
49,000	Devon Energy Corp.	2,021,181	2,716,560
149,000	Exxon Mobil Corp.	4,735,083	10,821,870
40,000	Marathon Oil Corp.	1,000,063	863,200
20,000	Marathon Petroleum Corp.	639,385	541,200
31,000	Nexen Inc.	897,317	482,203
2,000	Niko Resources Ltd.	114,911	82,393

See accompanying notes to financial statements.

6

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
100,000	Occidental Petroleum Corp.	$4,145,051	$7,150,000
5,200	PetroChina Co. Ltd., ADR	402,414	626,548
107,000	Petroleo Brasileiro SA, ADR	4,051,643	2,402,150
33,000	Repsol YPF SA, ADR	689,095	866,580
120,000	Royal Dutch Shell plc, Cl. A, ADR	5,524,835	7,382,400
16,000	SilverBirch Energy Corp.†	93,825	77,107
25,000	Statoil ASA, ADR	327,939	538,750
270,000	Talisman Energy Inc.	5,778,634	3,312,900
17,518	Total SA, ADR	290,564	768,515
70,000	Transocean Ltd.	4,769,078	3,341,800
40,000	WesternZagros Resources Ltd.†	147,109	17,368

		60,419,677	83,825,202

	Energy and Utilities: Services — 1.7%
30,000	ABB Ltd., ADR†	351,824	512,400
52,000	Cameron International Corp.†	746,014	2,160,080
38,178	GDF Suez, Strips	0	51
350,000	Halliburton Co.	10,342,941	10,682,000
94,000	Oceaneering International Inc.	2,032,090	3,321,960
40,000	Schlumberger Ltd.	1,275,020	2,389,200
890,000	Weatherford International Ltd.†	16,403,903	10,866,900

		31,151,792	29,932,591

	Energy and Utilities: Water — 0.0%
30,000	Aqua America Inc.	329,550	647,100

	Entertainment — 1.4%
125,000	Grupo Televisa SA, ADR	2,852,849	2,298,750
38,750	The Madison Square Garden Co., Cl. A†	480,606	883,500
120,000	Time Warner Inc.	3,494,326	3,596,400
304,000	Viacom Inc., Cl. A	11,971,735	14,701,440
225,000	Vivendi SA	7,625,595	4,622,627

		26,425,111	26,102,717

	Environmental Services — 0.3%
145,000	Waste Management Inc.	4,749,875	4,721,200

	Equipment and Supplies — 0.8%
18,000	A.O. Smith Corp.	253,184	576,540
24,000	Danaher Corp.	876,851	1,006,560
85,000	Flowserve Corp.	3,157,543	6,290,000
6,000	Ingersoll-Rand plc	116,173	168,540
1,500	Minerals Technologies Inc.	37,938	73,905
85,000	Mueller Industries Inc.	3,248,424	3,280,150
12,000	Parker Hannifin Corp.	459,607	757,560
90,000	Tenaris SA, ADR	3,561,978	2,290,500

		11,711,698	14,443,755

Shares		Cost	Market Value

	Financial Services — 10.0%
6,579	Alleghany Corp.†	$1,015,114	$1,898,042
300,000	AllianceBernstein Holding LP	7,553,485	4,095,000
365,000	American Express Co.	14,943,886	16,388,500
540,000	American International Group Inc.†	13,922,074	11,853,000
23,990	Argo Group International Holdings Ltd.	741,793	680,596
26,503	Banco Popular Espanol SA	187,813	123,565
2,000	Banco Santander Chile, ADR	29,250	146,960
160,000	Banco Santander SA, ADR	1,233,058	1,286,400
360,491	Bank of America Corp.	3,866,770	2,206,205
12,156	BNP Paribas SA	506,339	489,393
175,000	Citigroup Inc.	7,689,395	4,483,500
100,000	Deutsche Bank AG	5,360,337	3,461,000
105,000	Discover Financial Services	1,820,893	2,408,700
126,047	Federated Investors Inc., Cl. B	3,136,689	2,209,604
31,155	Fidelity Southern Corp.	284,716	202,508
240,000	H&R Block Inc.	4,575,261	3,194,400
10,000	Interactive Brokers Group Inc., Cl. A	169,390	139,300
185,000	Janus Capital Group Inc.	2,478,555	1,110,000
280,199	JPMorgan Chase & Co.	10,031,500	8,439,594
75,000	Julius Baer Group Ltd.†	2,537,524	2,540,269
40,000	Kemper Corp.	1,156,156	958,400
61,100	Kinnevik Investment AB, Cl. A	977,600	1,146,958
18,000	Kinnevik Investment AB, Cl. B	252,511	336,319
469,000	Legg Mason Inc.	11,010,816	12,057,990
36,052	Leucadia National Corp.	500,319	817,659
168,000	Loews Corp.	7,331,355	5,804,400
157,000	M&T Bank Corp.	11,566,865	10,974,300
365,000	Marsh & McLennan Companies Inc.	11,002,192	9,687,100
350,000	Morgan Stanley	9,918,139	4,725,000
177,000	Northern Trust Corp.	9,017,052	6,191,460
39,000	NYSE Euronext	949,461	906,360
22,000	Och-Ziff Capital Management Group LLC, Cl. A	218,398	200,860
40,000	Oritani Financial Corp.	400,000	514,400
90,000	PNC Financial Services Group Inc.	4,520,029	4,337,100
600,000	Popular Inc.†	1,785,960	900,000
500	Raiffeisen International Bank Holding AG	28,874	14,841
958	Reinet Investments SCA†	188,972	15,145
44,000	Royal Bank of Canada	2,358,316	2,011,680
250,000	SLM Corp.	4,316,356	3,112,500
165,000	State Street Corp.	7,541,187	5,306,400
210,000	Sterling Bancorp	3,122,355	1,524,600
12,000	SunTrust Banks Inc.	251,737	215,400

See accompanying notes to financial statements.

7

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
50,000	T. Rowe Price Group Inc.	$1,388,039	$2,388,500
140,000	TD Ameritrade Holding Corp.	2,381,167	2,058,700
2,000	The Allstate Corp.	61,340	47,380
875,000	The Bank of New York Mellon Corp.	25,830,397	16,266,250
15,000	The Charles Schwab Corp.	262,820	169,050
2,000	The Dun & Bradstreet Corp.	20,476	122,520
14,000	The Goldman Sachs Group Inc.	1,862,322	1,323,700
27,000	The Travelers Companies Inc.	1,032,136	1,315,710
155,000	Waddell & Reed Financial Inc., Cl. A	3,408,831	3,876,550
485,000	Wells Fargo & Co.	14,730,477	11,698,200

		221,476,497	178,381,968

	Food and Beverage — 12.2%
30,000	Anheuser-Busch InBev NV	496,266	1,598,652
129,595	Brown-Forman Corp., Cl. A	7,502,332	8,807,276
13,500	Brown-Forman Corp., Cl. B	825,919	946,890
200,000	Campbell Soup Co.	6,214,511	6,474,000
40,000	Coca-Cola Amatil Ltd., ADR	246,845	908,800
20,000	Coca-Cola Enterprises Inc.	450,000	497,600
15,000	Coca-Cola Femsa SAB de CV, ADR	539,060	1,330,950
155,000	Constellation Brands Inc., Cl. A†	1,930,161	2,790,000
136,389	Danone	6,897,164	8,441,971
40,000	Davide Campari - Milano SpA	296,205	293,940
315,000	Dean Foods Co.†	5,397,717	2,794,050
80,000	Diageo plc, ADR	4,048,834	6,074,400
100,000	Dr Pepper Snapple Group Inc.	2,159,483	3,878,000
30,000	Feihe International Inc.†	426,714	162,000
140,000	Fomento Economico Mexicano SAB de CV, ADR	3,316,409	9,074,800
270,000	General Mills Inc.	7,338,588	10,386,900
3,150,000	Grupo Bimbo SAB de CV, Cl. A	2,520,774	5,814,637
118,000	H.J. Heinz Co.	4,171,689	5,956,640
135,000	Heineken NV	6,160,414	6,066,237
15,000	Heineken NV, ADR	358,950	331,950
245,000	ITO EN Ltd.	5,089,181	4,516,919
3,000	Kellogg Co.	92,580	159,570
1,030,000	Kraft Foods Inc., Cl. A	30,517,480	34,587,400
22,000	McCormick & Co. Inc., Non-Voting	907,056	1,015,520
102,000	Nestlé SA	2,185,232	5,637,908
47,000	Nestlé SA, ADR	2,589,827	2,589,700
130,000	NISSIN FOODS HOLDINGS CO. LTD.	4,309,367	5,258,654

Shares		Cost	Market Value

4,200,000	Parmalat SpA	$11,859,744	$8,918,691
44,053	PepsiCo Inc.	2,814,713	2,726,881
41,507	Pernod-Ricard SA	3,295,899	3,271,469
50,841	Remy Cointreau SA	2,897,375	3,531,713
200,000	Sapporo Holdings Ltd.	1,204,920	751,977
1,050,021	Sara Lee Corp.	16,694,595	17,167,843
523,000	The Coca-Cola Co.	25,482,714	35,333,880
30,000	The Hershey Co.	1,116,530	1,777,200
72,178	Tootsie Roll Industries Inc.	1,672,249	1,740,933
92,000	Tyson Foods Inc., Cl. A	1,010,004	1,597,120
170,000	Yakult Honsha Co. Ltd.	4,613,282	5,327,240

		179,650,783	218,540,311

	Health Care — 11.8%
113,000	Abbott Laboratories	5,262,544	5,778,820
31,000	Aetna Inc.	1,085,139	1,126,850
155,000	Baxter International Inc.	6,195,428	8,701,700
150,000	Becton, Dickinson and Co.	10,659,079	10,998,000
3,000	Bio-Rad Laboratories Inc., Cl. A†	330,368	272,310
760,000	Boston Scientific Corp.†	6,788,136	4,491,600
560,000	Bristol-Myers Squibb Co.	14,092,745	17,572,800
40,000	Cephalon Inc.†	3,135,160	3,228,000
300,000	Covidien plc	11,214,626	13,230,000
455,000	Eli Lilly & Co.	18,404,496	16,821,350
14,076	GlaxoSmithKline plc, ADR	635,995	581,198
22,000	Henry Schein Inc.†	566,365	1,364,220
100,000	Hospira Inc.†	3,605,739	3,700,000
325,000	Johnson & Johnson	20,546,408	20,705,750
17,000	Laboratory Corp. of America Holdings†	1,207,808	1,343,850
125,052	Mead Johnson Nutrition Co.	5,770,360	8,607,329
24,000	Medco Health Solutions Inc.†	613,992	1,125,360
17,000	Medtronic Inc.	554,858	565,080
500,000	Merck & Co. Inc.	15,360,138	16,355,000
5,000	Nobel Biocare Holding AG†	139,480	50,364
278,000	Novartis AG, ADR	15,238,856	15,504,060
141,000	Patterson Companies Inc.	4,906,745	4,036,830
1,255,000	Pfizer Inc.	25,294,188	22,188,400
66,000	Roche Holding AG, ADR	2,551,004	2,654,520
40,000	Roche Holding AG, Genusschein	5,894,355	6,491,615
20,000	Smith & Nephew plc	220,594	181,515
54,000	St. Jude Medical Inc.	2,178,480	1,954,260
1,000,000	Tenet Healthcare Corp.†	6,906,547	4,130,000
240,000	UnitedHealth Group Inc.	9,652,496	11,068,800
10,000	Watson Pharmaceuticals Inc.†	579,322	682,500
18,000	William Demant Holding A/S†	880,509	1,358,154
60,000	Wright Medical Group Inc.†	949,266	1,072,800
54,000	Zimmer Holdings Inc.†	3,182,725	2,889,000

		204,603,951	210,832,035

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Hotels and Gaming — 1.2%
115,000	International Game Technology	$2,147,759	$1,670,950
2,004,352	Ladbrokes plc	10,531,607	3,722,588
307,000	Las Vegas Sands Corp.†	4,472,398	11,770,380
65,000	MGM Resorts International†	455,000	603,850
80,000	Starwood Hotels & Resorts Worldwide Inc.	1,673,543	3,105,600
15,000	Wynn Resorts Ltd.	579,316	1,726,200

		19,859,623	22,599,568

	Machinery — 1.2%
6,000	Caterpillar Inc.	35,181	443,040
319,000	Deere & Co.	15,880,141	20,597,830
15,009	Mueller Water Products Inc., Cl. A	83,488	37,223

		15,998,810	21,078,093

	Metals and Mining — 2.0%
575,000	Alcoa Inc.	10,281,501	5,502,750
10,000	Carpenter Technology Corp.	327,255	448,900
248,000	Freeport-McMoRan Copper & Gold Inc.	3,061,631	7,551,600
320,000	Newmont Mining Corp.	15,027,084	20,128,000
45,000	Peabody Energy Corp.	1,713,246	1,524,600
2,000	Royal Gold Inc.	88,166	128,120
6,615	Teck Resources Ltd., Cl. B	533,053	195,186

		31,031,936	35,479,156

	Paper and Forest Products — 0.3%
395,000	Weyerhaeuser Co.	9,865,519	6,142,250

	Publishing — 0.1%
6,016	News Corp., Cl. B	70,881	93,789
30,000	The McGraw-Hill Companies Inc.	1,225,693	1,230,000
400	The Washington Post Co., Cl. B	231,390	130,788
3,000	Value Line Inc.	42,802	34,470

		1,570,766	1,489,047

	Real Estate — 0.0%
10,000	Griffin Land & Nurseries Inc.	224,290	256,800

	Real Estate Investment Trusts — 0.0%
9,000	Rayonier Inc.	264,580	331,110

	Retail — 6.1%
20,133	Copart Inc.†	696,640	787,603
225,000	Costco Wholesale Corp.	11,676,234	18,477,000
590,059	CVS Caremark Corp.	21,007,253	19,814,181
83,000	Ingles Markets Inc., Cl. A	1,598,949	1,181,920

Shares		Cost	Market Value

150,000	J.C. Penney Co. Inc.	$4,954,107	$4,017,000
510,000	Macy’s Inc.	8,225,055	13,423,200
200,000	Safeway Inc.	4,259,793	3,326,000
500	Sears Holdings Corp.†	40,733	28,760
230,000	SUPERVALU Inc.	2,937,221	1,531,800
520,000	The Home Depot Inc.	14,691,794	17,092,400
96,000	Tractor Supply Co.	1,695,058	6,004,800
234,000	Wal-Mart Stores Inc.	11,089,209	12,144,600
110,000	Walgreen Co.	3,464,639	3,617,900
10,000	Weis Markets Inc.	300,480	370,600
100,000	Whole Foods Market Inc.	3,392,986	6,531,000

		90,030,151	108,348,764

	Specialty Chemicals — 1.9%
18,000	Airgas Inc.	1,132,691	1,148,760
44,000	Albemarle Corp.	576,219	1,777,600
50,000	Ashland Inc.	1,969,030	2,207,000
150,000	E. I. du Pont de Nemours and Co.	7,054,362	5,995,500
270,000	Ferro Corp.†	2,845,220	1,660,500
4,000	FMC Corp.	186,076	276,640
52,500	H.B. Fuller Co.	1,084,497	956,550
230,000	International Flavors & Fragrances Inc.	10,761,205	12,930,600
3,500	NewMarket Corp.	13,508	531,545
75,000	Omnova Solutions Inc.†	485,875	268,500
5,000	Quaker Chemical Corp.	90,412	129,600
40,000	Sensient Technologies Corp.	822,757	1,302,000
188,000	The Dow Chemical Co.	7,104,291	4,222,480
4,000	Zep Inc.	17,026	60,080

		34,143,169	33,467,355

	Telecommunications — 4.0%
380,000	AT&T Inc.	10,147,034	10,837,600
525,000	BCE Inc.	12,011,920	19,666,500
46,000	Belgacom SA	1,592,123	1,396,498
4,495	Bell Aliant Inc. (b)	117,429	118,606
50,000	BT Group plc	204,914	135,434
16,000	BT Group plc, ADR	469,025	426,240
570,000	Cincinnati Bell Inc.†	2,113,891	1,761,300
460,000	Deutsche Telekom AG, ADR	7,455,388	5,395,800
20,000	France Telecom SA, ADR	546,384	327,400
38,000	Loral Space & Communications Inc.†	2,655,010	1,903,800
2,000,000	Sprint Nextel Corp.†	9,611,438	6,080,000
27,585	Telefonica SA, ADR	161,475	527,425
355,000	Telekom Austria AG	5,365,738	3,604,648
170,000	Telephone & Data Systems Inc.	6,064,981	3,612,500
190,000	Telephone & Data Systems Inc., Special	5,403,543	3,756,300
12,000	TELUS Corp.	185,454	588,033

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications (Continued)
15,000	TELUS Corp., Non-Voting	$687,084	$693,600
290,000	Verizon Communications Inc.	9,705,639	10,672,000

		74,498,470	71,503,684

	Transportation — 0.3%
165,000	GATX Corp.	5,878,986	5,113,350

	Wireless Communications — 0.9%
140,000	Cable & Wireless Communications plc	106,768	81,323
140,000	Cable & Wireless Worldwide plc	166,997	67,678
36,000	Millicom International Cellular SA, SDR	2,802,201	3,622,902
2,400	NTT DoCoMo Inc.	3,485,733	4,409,179
75,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,211,043	846,000
17,096	United States Cellular Corp.†	781,324	677,857
230,000	Vodafone Group plc, ADR	5,904,062	5,899,500

		14,458,128	15,604,439

	TOTAL COMMON STOCKS	1,530,705,156	1,663,988,098

	PREFERRED STOCKS — 0.1%
	Communications Equipment — 0.0%
1,100	Lucent Technologies Capital Trust I, 7.750% Cv. Pfd.	759,000	907,500

	Entertainment — 0.0%
3,000	Metromedia International Group Inc., 7.250% Pfd.† (a)	5,310	7,650

	Telecommunications — 0.1%
33,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	807,519	1,318,185

	TOTAL PREFERRED STOCKS	1,571,829	2,233,335

	RIGHTS — 0.0%
	Health Care — 0.0%
408,600	Sanofi, CVR, expire 12/31/20†	869,613	433,116

	WARRANTS — 0.0%
	Broadcasting — 0.0%
330	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
330	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

	TOTAL WARRANTS	0	0

Principal Amount		Cost	Market Value

	CORPORATE BONDS — 0.5%
	Business Services — 0.0%
$500,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	$508,817	$506,875

	Computer Hardware — 0.1%
2,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	1,735,548	1,945,000

	Diversified Industrial — 0.3%
6,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	6,000,000	5,565,000

	Energy and Utilities: Electric — 0.0%
100,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	71,718	37,500

	Retail — 0.1%
4,300,000	The Great Atlantic & Pacific Tea Co. Inc., 5.125%, 06/15/12† (a)	4,263,148	1,145,090

	TOTAL CORPORATE BONDS	12,579,231	9,199,465

	U.S. GOVERNMENT OBLIGATIONS — 6.2%
109,761,000	U.S. Treasury Bills, 0.000% to 0.095%††, 10/27/11 to 03/29/12	109,752,770	109,753,787

	TOTAL INVESTMENTS — 99.7%	$1,655,478,599	1,785,607,801

Notional Amount		Termination Date	Unrealized Depreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENT — 0.0%
$194,761
(20,000 Shares)	Rolls-Royce Holdings plc	06/27/12	(9,278)

			Market Value
	Other Assets and Liabilities (Net) — 0.3%		5,559,519

	NET ASSETS — 100.0%		$1,791,158,042

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2011

comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $1,152,740 or 0.07% of net assets.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the market value of Rule 144A securities amounted to $5,683,606 or 0.32% of net assets.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
Cv.	Convertible
CVO	Contingent Value Obligation
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at value (cost $1,655,478,599)	$1,785,607,801
Foreign currency, at value (cost $94,772)	90,058
Cash	4,482
Receivable for Fund shares sold	4,831,518
Receivable for investments sold	758,117
Dividends and interest receivable	3,954,578
Prepaid expenses	54,916

Total Assets	1,795,301,470

Liabilities:
Payable for Fund shares redeemed	1,385,957
Payable for investment advisory fees	1,531,265
Payable for distribution fees	420,418
Payable for accounting fees	3,750
Payable for shareholder services fees	542,289
Unrealized depreciation on swap contracts	9,278
Other accrued expenses	250,471

Total Liabilities	4,143,428

Net Assets (applicable to 97,025,977 shares outstanding)	$1,791,158,042

Net Assets Consist of:
Paid-in capital	$1,752,759,049
Accumulated distributions in excess of net investment income	(148,556)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(91,560,196)
Net unrealized appreciation on investments	130,129,202
Net unrealized depreciation on swap contracts	(9,278)
Net unrealized depreciation on foreign currency translations	(12,179)

Net Assets	$1,791,158,042

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,464,658,177 ÷ 79,093,299 shares outstanding; 150,000,000 shares authorized)	$18.52

Class A:
Net Asset Value and redemption price per share ($115,210,263 ÷ 6,239,378 shares outstanding; 50,000,000 shares authorized)	$18.47

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.60

Class B:
Net Asset Value and offering price per share ($65,364 ÷ 3,763 shares outstanding; 50,000,000 shares authorized)	$ 17.37 (a)

Class C:
Net Asset Value and offering price per share ($98,295,539 ÷ 5,655,042 shares outstanding; 50,000,000 shares authorized)	$ 17.38 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($112,928,699 ÷ 6,034,495 shares outstanding; 50,000,000 shares authorized)	$18.71

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $754,349)	$39,679,459
Interest	498,110

Total Investment Income	40,177,569

Expenses:
Investment advisory fees	18,269,819
Distribution fees – Class AAA	3,916,220
Distribution fees – Class A	280,708
Distribution fees – Class B	1,234
Distribution fees – Class C	778,992
Shareholder services fees	1,707,347
Shareholder communications expenses	456,878
Custodian fees	243,734
Registration expenses	149,425
Directors’ fees	64,977
Legal and audit fees	54,761
Accounting fees	45,000
Interest expense	1,265
Miscellaneous expenses	109,438

Total Expenses	26,079,798

Less:
Custodian fee credits	(226)

Net Expenses	26,079,572

Net Investment Income	14,097,997

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	9,799,923
Net realized gain on swap contracts	92,730
Net realized loss on foreign currency transactions	(503,801)

Net realized gain on investments, swap contracts, and foreign currency transactions	9,388,852

Net change in unrealized depreciation:
on investments	(42,982,645)
on swap contracts	(12,089)
on foreign currency translations	(6,452)

Net change in unrealized depreciation on investments, swap contracts, and foreign currency translations	(43,001,186)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	(33,612,334)

Net Decrease in Net Assets Resulting from Operations	$(19,514,337)

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
Operations:
Net investment income	$14,097,997	$17,109,258
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	9,388,852	(10,021,544)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	(43,001,186)	127,675,821

Net Increase/(Decrease) in Net Assets Resulting from Operations	(19,514,337)	134,763,535

Distributions to Shareholders:
Net investment income
Class AAA	(12,220,093)	(15,582,602)
Class A	(906,966)	(604,809)
Class B	—	(1,755)
Class C	(67,204)	(416,801)
Class I	(766,453)	(280,529)

	(13,960,716)	(16,886,496)

Return of capital
Class AAA	(15,178,601)	(9,276,624)
Class A	(1,092,789)	(360,055)
Class B	(2,286)	(1,045)
Class C	(1,412,716)	(248,130)
Class I	(477,241)	(167,004)

	(18,163,633)	(10,052,858)

Total Distributions to Shareholders	(32,124,349)	(26,939,354)

Capital Share Transactions:
Class AAA	162,555,317	141,667,526
Class A	54,690,034	32,355,446
Class B	(86,297)	21,771
Class C	62,614,299	18,243,484
Class I	79,934,807	31,329,729

Net Increase in Net Assets from Capital Share Transactions	359,708,160	223,617,956

Redemption Fees	30,363	5,058

Net Increase in Net Assets	308,099,837	331,447,195
Net Assets:
Beginning of period	1,483,058,205	1,151,611,010

End of period (including undistributed net investment income of $0 and $243,397, respectively)	$1,791,158,042	$1,483,058,205

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratio to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income/ (Loss)	Operating Expenses††	Portfolio Turnover Rate†††
Class AAA
2011	$18.65	$0.16	$0.07	$0.23	$(0.16)	—	$(0.20)	$(0.36)	$0.00	$18.52	1.05%	$1,464,658	0.79%	1.41%	14%
2010	17.14	0.23	1.64	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.65	11.03	1,330,970	1.29	1.44	14
2009	18.00	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.14	(2.34)	1,088,655	1.46	1.50	17
2008	22.98	0.18	(4.43)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	18.00	(18.95)	1,135,543	0.87	1.43	22
2007	20.23	0.22	3.37	3.59	(0.39)	(0.45)	—	(0.84)	0.00	22.98	18.19	1,191,351	1.01	1.43	12
Class A
2011	$18.60	$0.17	$0.06	$0.23	$(0.16)	—	$(0.20)	$(0.36)	$0.00	$18.47	1.06%	$115,210	0.82%	1.41%	14%
2010	17.09	0.24	1.63	1.87	(0.23)	—	(0.13)	(0.36)	0.00	18.60	11.06	67,314	1.35	1.44	14
2009	17.95	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.09	(2.34)	31,104	1.46	1.50	17
2008	22.91	0.18	(4.41)	(4.23)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.95	(18.92)	22,979	0.88	1.43	22
2007	20.17	0.22	3.36	3.58	(0.39)	(0.45)	—	(0.84)	0.00	22.91	18.20	15,313	1.00	1.43	12
Class B
2011	$17.65	$(0.01)	$0.09	$0.08	—	—	$(0.36)	$(0.36)	$0.00	$17.37	0.26%	$65	(0.03)%	2.16%	14%
2010	16.37	0.10	1.54	1.64	$(0.23)	—	(0.13)	(0.36)	0.00	17.65	10.13	141	0.56	2.19	14
2009	17.34	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.37	(3.07)	114	0.73	2.25	17
2008	22.32	0.02	(4.27)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.34	(19.54)	252	0.12	2.18	22
2007	19.82	0.06	3.28	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.32	17.28	344	0.29	2.18	12
Class C
2011	$17.65	$0.02	$0.07	$0.09	$(0.02)	—	$(0.34)	$(0.36)	$0.00	$17.38	0.31%	$98,296	0.09%	2.16%	14%
2010	16.36	0.10	1.55	1.65	(0.23)	—	(0.13)	(0.36)	0.00	17.65	10.20	43,429	0.61	2.19	14
2009	17.33	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.36	(3.07)	22,919	0.70	2.25	17
2008	22.31	0.03	(4.28)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.33	(19.55)	18,547	0.13	2.18	22
2007	19.81	0.05	3.29	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.31	17.29	17,279	0.24	2.18	12
Class I
2011	$18.80	$0.23	$0.04	$0.27	$(0.22)	—	$(0.14)	$(0.36)	$0.00	$18.71	1.26%	$112,929	1.10%	1.16%	14%
2010	17.23	0.35	1.58	1.93	(0.23)	—	(0.13)	(0.36)	0.00	18.80	11.32	41,204	1.92	1.19	14
2009	18.04	0.25	(0.70)	(0.45)	(0.21)	—	(0.15)	(0.36)	0.00	17.23	(2.05)	8,819	1.71	1.25	17
2008(c)	21.42	0.19	(3.30)	(3.11)	(0.14)	—	(0.13)	(0.27)	0.00	18.04	(14.65)	962	1.31 (d)	1.18 (d)	22

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). For the years ended September 30, 2011, 2010, 2009, 2008, and 2007, the effect of Custodian Fee Credits was minimal.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 20%.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Equity Income Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$6,079,950	—	$0	$6,079,950
Energy and Utilities: Electric	14,927,306	—	0	14,927,306
Other Industries (a)	1,642,980,842	—	—	1,642,980,842
Total Common Stocks	1,663,988,098	—	0	1,633,988,098
Preferred Stocks:
Entertainment	—	—	7,650	7,650
Other Industries (a)	2,225,685	—	—	2,225,685
Total Preferred Stocks	2,225,685	—	7,650	2,233,335
Rights (a)	433,116	—	—	433,116
Warrants (a)	—	—	0	0
Corporate Bonds	1,145,090	$8,054,375	—	9,199,465
U.S. Government Obligations	—	109,753,787	—	109,753,787
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,667,791,989	$117,808,162	$7,650	$1,785,607,801
OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*				—
EQUITY CONTRACTS:				—
Contract for Difference Swap Agreements	$—	$(9,278)	$—	$(9,278)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011.

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 09/30/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Energy and Utilities: Electric	0	—	—	—	—	—	—	—	0	—
Financial Services	—	—	95,000	—	0	(95,000)	—	—	—	—
Publishing	17	—	(268)	251	—	(0)	—	—	—	—
Total Common Stocks	17	—	94,732	251	0	(95,000)	—	—	0	—
Preferred Stock:
Entertainment	—	—	—	(52,350)	—	—	60,000	—	7,650	(52,350)
Warrants:
Broadcasting	—	—	—	—	—	—	0	—	0	—
Corporate Bonds	2	—	(154,752)	154,750	—	—	—	—	0	—
TOTAL INVESTMENTS IN SECURITIES	$19	$—	$(60,020)	$102,651	$0	$(95,000)	$60,000	$—	$7,650	$(52,350)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.  The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities,

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:
$194,761	(20,000 Shares)	Rolls-Royce Holdings plc	Rolls-Royce Holdings plc	6/27/12	$(9,278)

The Fund’s volume of activity in equity contract for difference swap agreement during the year ended September 30, 2011 had an average monthly notional amount of approximately $459,630.

As of September 30, 2011, the value of equity contract for difference swap agreement can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended September 30, 2011, the effect of equity contract for difference swap agreement can be found in the

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized depreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended September 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended September 30, 2011, the Fund held no investments in forward foreign exchange contracts.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2011, there were no short sales outstanding.

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at September 30, 2011. For the restricted securities the Fund held as of September 30, 2011, refer to the Schedule of Investments.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to tax treatment of currency gains and losses, reclassifications of distributions from investments in real estate investment trusts, reclassifications of gains on swaps, and adjustment on hybrid sales. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $17,634,399 and decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $529,234, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Distribution paid from:
Ordinary Income	$13,960,716	$16,886,496
Return of capital	18,163,633	10,052,858

Total distributions paid	$32,124,349	$26,939,354

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.36 per share.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(82,675,559)
Net unrealized appreciation on investments	121,865,927
Post-October currency loss deferral	(507,059)
Other temporary differences*	(284,316)

Total	$38,398,993

*Other temporary differences are primarily due to defaulted income.

At September 30, 2011, the Fund had net capital loss carryforwards for federal income tax purposes of $82,675,559, which are available to reduce future required distributions of net capital gains to shareholders. $1,899,612 of the loss carryforward is available through 2017; $72,264,892 is available through 2018; and $8,511,055 is available through 2019.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended September 30, 2011, the Fund deferred currency losses of $507,059.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2011, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,663,748,482	$301,957,325	$(180,098,006)	$121,859,319

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities for the year ended September 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $499,242,268, and $249,684,871, respectively.

23

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

6.  Transactions with Affiliates.  During the year ended September 30, 2011, the Fund paid brokerage commissions on security trades of $475,708 to Gabelli & Co. Additionally, the current and former Distributors retained $170,741 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended September 30, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2011, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended September 30, 2011 was $19,863 with a weighted average interest rate of 1.38%. The maximum amount borrowed at any time during the year ended September 30, 2011 was $7,250,000.

8.  Capital Stock.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended September 30, 2011 and September 30, 2010 amounted to $30,363 and $5,058, respectively.

24

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	24,293,210	$502,845,816	21,637,827	$387,763,650
Shares issued upon reinvestment of distributions	1,257,617	25,912,938	1,300,877	23,212,884
Shares redeemed	(17,823,910)	(366,203,437)	(15,099,132)	(269,309,008)

Net increase	7,726,917	$162,555,317	7,839,572	$141,667,526

Class A
Shares sold	5,305,477	$109,653,700	2,491,071	$44,560,597
Shares issued upon reinvestment of distributions	81,765	1,687,500	46,493	828,020
Shares redeemed	(2,767,847)	(56,651,166)	(737,882)	(13,033,171)

Net increase	2,619,395	$54,690,034	1,799,682	$32,355,446

Class B
Shares sold	532	$10,753	3,220	$57,672
Shares issued upon reinvestment of distributions	110	2,139	157	2,655
Shares redeemed	(4,890)	(99,189)	(2,353)	(38,556)

Net increase/(decrease)	(4,248)	$(86,297)	1,024	$21,771

Class C
Shares sold	3,689,978	$72,205,617	1,389,534	$23,812,111
Shares issued upon reinvestment of distributions	51,863	1,007,514	30,202	512,405
Shares redeemed	(546,786)	(10,598,832)	(360,684)	(6,081,032)

Net increase	3,195,055	$62,614,299	1,059,052	$18,243,484

Class I
Shares sold	4,974,603	$102,960,466	2,679,750	$49,306,287
Shares issued upon reinvestment of distributions	52,504	1,085,444	24,314	438,095
Shares redeemed	(1,184,417)	(24,111,103)	(1,024,097)	(18,414,653)

Net increase	3,842,690	$79,934,807	1,679,967	$31,329,729

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the

25

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund with in this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers ; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Equity Income Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

27

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John Gabelli Director Age: 67	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 75	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Director Age: 67	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Robert Morrissey Director Age: 72	Since 1991	6	Partner of the law firm of Morrissey, Hawkins & Lynch	—
Kuni Nakamura Director Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Anthony R. Pustorino Director Age: 86	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2010)
Anthonie C. van Ekris Director Age: 77	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Director Age: 65	Since 2001	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) Director (since December 2009); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

28

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Secretary Age: 59	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. July 2008 to 2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

1.	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2.

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended and Restated By Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3.

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies or other investment companies registered under the 1940 Act.

4.

“Interested person” of the Fund as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

5.	Directors who are not interested persons are considered “Independent” Directors.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended September 30, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.161, $0.163, $0.000, $0.016, and $0.222 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the year ended September 30, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution (excluding return of capital distributions) as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.24% of the ordinary income distribution as qualified interest income pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended September 30, 2011 which was derived from U.S. Treasury securities was 0.14%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2011. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

29

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

Gabelli Equity Series Funds, Inc.

The Gabelli Equity Income Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors

Mario J. Gabelli, CFA

Chairman and Chief Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President and Chief Financial Officer
KeySpan Corp.

John D. Gabelli

Senior Vice President

Gabelli & Company, Inc.

Robert J. Morrissey

Attorney-at-Law

Morrissey, Hawkins & Lynch

Kuni Nakamura

President

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant, Professor Emeritus

Pace University

Anthonie C. van Ekris

Chairman

BALMAC International, Inc.

Salvatore J. Zizza

Chairman

Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary Peter D. Goldstein Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q311AR

The

Gabelli Equity Income

Fund

Morningstar® rated The Gabelli Equity Income Fund Class AAA Shares 5 stars overall and 5 stars for the five and ten year periods and 4 stars for the three year period ended September 30, 2011 among 1,114, 964, 545, and 1,114 Large Value funds, respectively.†

†	Morningstar RatingTM is based on risk adjusted returns.

ANNUAL REPORT

SEPTEMBER 30, 2011

The Gabelli Woodland Small Cap Value Fund

Annual Report

September 30, 2011

Elizabeth M. Lilly, CFA

To Our Shareholders,

For the year ended September 30, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Woodland Small Cap Value Fund (the “Fund”) declined 8.2% compared with the 3.5% decrease in the Russell 2000 Index. See page 2 for additional performance information.

Enclosed are the portfolio of investments and financial statements as of September 30, 2011.

Performance Discussion

Macroeconomic news this year has been dominated by the “sovereigns” — primarily the governments of the European Union (“EU”), the U.S., and China. The formation of the EU under the Maastricht Treaty of 1992 was an historic step in unifying a continent that had been fragmented since the fall of the Roman Empire, including establishing the criteria for a single currency under the European Monetary Union. The legacy of the treaty — which left members with individual control over fiscal policy but centralized authority over monetary policy — is now in question, as weaker governments lack the exchange rate tools that would allow adjustment to a more competitive footing. European leaders are working to balance the interests of distressed countries such as Greece and Portugal against those of healthier economies such as Germany and Finland within the current framework.

The U.S. faces its own fiscal challenges as $15 trillion of federal debt, nearing 100% of GDP, reaches percentage levels not seen since the end of World War II. Unlike captives of the EU, however, the U.S. can (for a time) improve competitiveness by devaluing the dollar, and possesses the special privilege of repaying its debts in the currency it controls. That did not stop Standard & Poor’s on August 5, 2011 from issuing its first downgrade of U.S. debt, from AAA to AA+, citing the “political brinksmanship” of a summer budget debate that ultimately failed to reduce the country’s long-term debt load.

As always, your portfolio continues to be constructed with a fundamental bottom up investment approach. Therefore, we do not have a Fund that will mirror the performance of the Russell 2000. What we do own is a collection of good businesses that generate free cash flow, which we believe are operated by honest and talented management teams and are disciplined in their capital allocation decisions.

Among the better performing stocks for the fiscal year were Macquarie Infrastructure Co., LLC. (1.3% of net assets as of September 30, 2011), Ascent Capital Group Inc. (1.2%), and Robbins & Meyers Inc. (1.0%). Our weaker performing stocks during the year were Tier Technologies Inc. (1.2%), TCF Financial Corp. (0.9%), and Kid Brands Inc. (0.6%). Kid Brands is a leading provider of infant and juvenile products with a focus on the baby segment of the market. As concerns over the stalling economic recovery grew, investors penalized Kid Brands due to its exposure to the consumer.

We appreciate your loyalty and support in these volatile markets.

Comparative Results

Average Annual Returns through September 30, 2011 (a) (b) (Unaudited)
	One Year	Three Year	Five Year	Since Inception (12/31/02)
Class AAA (GWSVX)	(8.18)%	(1.92)%	(0.23)%	4.94%
Russell 2000 Index	(3.53)	(0.37)	(1.02)	7.49
Class A (GWSAX)	(8.12)	(1.91)	(0.18)	4.98
With sales charge (c)	(13.40)	(3.87)	(1.39)	4.25
Class C (GWSCX)	(8.88)	(2.62)	(0.95)	4.22
With contingent deferred sales charge (d)	(9.79)	(2.62)	(0.95)	4.22
Class I (GWSIX)	(7.91)	(1.64)	(0.04)	5.05

In the current prospectus dated January 28, 2011, the gross expense ratios for Class AAA, A, C, and I Shares are 3.09%, 3.09%, 3.84%, and 2.84%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC (the “Adviser”) in place through January 31, 2012 are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. See page 9 for the expense ratios for the year ended September 30, 2011. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. Class AAA and Class I Shares do not have a sales charge.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot directly invest in an index.
(b)	The Fund’s fiscal year ends September 30.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI WOODLAND SMALL CAP VALUE FUND CLASS AAA AND THE RUSSELL 2000 INDEX

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The Gabelli Woodland Small Cap Value Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2011 through September 30, 2011

Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2011.

	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Woodland Small Cap Value Fund
Actual Fund Return
Class AAA	$1,000.00	$728.00	2.00%	$8.66
Class A	$1,000.00	$728.40	2.00%	$8.67
Class C	$1,000.00	$725.60	2.75%	$11.90
Class I	$1,000.00	$729.30	1.75%	$7.59
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.04	2.00%	$10.10
Class A	$1,000.00	$1,015.04	2.00%	$10.10
Class C	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$1,016.29	1.75%	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total net assets as of September 30, 2011:

The Gabelli Woodland Small Cap Value Fund

Diversified Industrial	13.9%
Business Services	11.3%
Computer Software and Services	8.4%
Health Care	8.4%
Equipment and Supplies	6.2%
U.S. Government Obligations	6.0%
Consumer Products	5.0%
Specialty Chemicals	4.8%
Retail	4.4%
Telecommunications	4.3%
Financial Services	3.9%
Machinery	3.7%
Energy and Utilities	2.9%
Food and Beverage	2.8%

Aerospace	2.6%
Electronics	1.9%
Restaurants	1.7%
Publishing	1.4%
Hotels and Gaming	1.3%
Educational Services	1.1%
Communications Equipment	1.0%
Transportation	1.0%
Entertainment	0.8%
Automotive: Parts and Accessories	0.5%
Commercial Services	0.2%
Other Assets and Liabilities (Net)	0.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (The “SEC”) for the first and third quarters of each fiscal year on Form on Form N-Q, the last of which was filed for the quarter ended June 30, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

4

The Gabelli Woodland Small Cap Value Fund

Schedule of Investments — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 93.5%
	Aerospace — 2.6%
2,420	Kaman Corp.	$62,697	$67,397
4,500	Kratos Defense & Security Solutions Inc.†	53,268	30,240
3,200	Spirit Aerosystems Holdings Inc., Cl. A†	48,500	51,040

		164,465	148,677

	Automotive: Parts and Accessories — 0.5%
1,800	Federal-Mogul Corp.†	23,085	26,550

	Business Services — 11.3%
8,500	ACCO Brands Corp.†	70,812	40,545
1,758	Ascent Capital Group Inc., Cl. A†	48,653	69,125
3,390	Deluxe Corp.	53,735	63,054
8,150	Edgewater Technology Inc.†	58,198	18,989
2,700	G & K Services Inc., Cl. A	77,933	68,958
4,000	Intermec Inc.†	98,702	26,080
2,000	Liquidity Services Inc.†	18,959	64,140
3,300	Macquarie Infrastructure Co. LLC	51,956	74,052
10,000	PRGX Global Inc.†	48,252	47,200
6,000	S1 Corp.†	37,695	55,020
3,333	Safeguard Scientifics Inc.†	30,380	49,995
2,520	The Brink’s Co.	76,765	58,741

		672,040	635,899

	Commercial Services — 0.2%
4,000	Odyssey Marine Exploration Inc.†	8,786	9,840

	Communications Equipment — 1.0%
9,600	Tekelec†	79,985	57,984

	Computer Software and Services — 8.4%
3,500	Dynamics Research Corp.†	35,089	31,220
2,400	Fair Isaac Corp.	44,970	52,392
4,000	Infospace Inc.†	37,108	33,440
4,600	Mercury Computer Systems Inc.†	60,495	52,900
2,240	MTS Systems Corp.	79,004	68,633
6,000	Rimage Corp.	99,938	75,900
3,800	Schawk Inc.	58,264	37,506
17,700	Tier Technologies Inc.†	156,502	65,313
6,800	TransAct Technologies Inc.†	16,854	55,760

		588,224	473,064

	Consumer Products — 5.0%
5,500	Arctic Cat Inc.†	75,488	79,695
7,500	Central Garden and Pet Co., Cl. A†	74,220	53,100
1,570	Church & Dwight Co. Inc.	25,209	69,394
12,600	Kid Brands Inc.†	56,448	33,264
4,900	The Jones Group Inc.	66,766	45,129

		298,131	280,582

Shares		Cost	Market Value

	Diversified Industrial — 13.9%
2,400	AEP Industries Inc.†	$86,726	$53,280
4,000	Albany International Corp., Cl. A	89,332	73,000
1,450	Crane Co.	63,484	51,751
1,850	EnPro Industries Inc.†	66,036	54,908
17,000	Graphic Packaging Holding Co.†	61,245	58,650
5,957	Griffon Corp.†	51,420	48,728
2,175	Harsco Corp.	52,227	42,173
2,500	L.B. Foster Co., Cl. A	68,753	55,575
2,100	Lawson Products Inc.	52,283	28,392
4,000	LeCroy Corp.†	41,485	31,600
1,300	OSI Systems Inc.†	15,728	43,576
1,500	Raven Industries Inc.	45,510	72,300
2,000	Texas Industries Inc.	57,124	63,480
4,500	Vishay Intertechnology Inc.†	28,152	37,620
5,171	Vishay Precision Group Inc.†	86,701	68,154

		866,206	783,187

	Educational Services — 1.1%
2,200	Capella Education Co.†	70,695	62,436

	Electronics — 1.9%
1,300	Analogic Corp.	71,724	59,033
16,040	Pulse Electronics Corp.	78,808	45,874

		150,532	104,907

	Energy and Utilities — 2.9%
1,700	GeoResources Inc.†	45,832	30,243
3,300	Insituform Technologies Inc., Cl. A†	86,095	38,214
4,600	Mitcham Industries Inc.†	71,940	51,520
2,170	PICO Holdings Inc.†	70,399	44,507

		274,266	164,484

	Entertainment — 0.8%
3,600	Take-Two Interactive Software Inc.†	35,528	45,792

	Equipment and Supplies — 6.2%
3,200	Actuant Corp., Cl. A	50,801	63,200
3,200	Gerber Scientific Inc. Escrow† (a)	0	32
3,350	GrafTech International Ltd.†	55,207	42,545
1,950	Mine Safety Appliances Co.	48,264	52,572
1,930	Powell Industries Inc.†	38,791	59,772
1,600	Tennant Co.	60,336	56,592
1,450	The Toro Co.	55,539	71,441

		308,938	346,154

	Financial Services — 3.9%
1,400	Cash America International Inc.	50,543	71,624
4,370	First Niagara Financial Group Inc.	57,492	39,986
5,500	Investment Technology Group Inc.†	81,398	53,845
5,700	TCF Financial Corp.	79,659	52,212

		269,092	217,667

See accompanying notes to financial statements.

5

The Gabelli Woodland Small Cap Value Fund

Schedule of Investments (Continued) — September 30, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage — 2.8%
3,600	Snyders-Lance Inc.	$73,905	$75,060
1,100	The J.M. Smucker Co.	52,808	80,179

		126,713	155,239

	Health Care — 8.4%
4,200	AtriCure Inc.†	20,642	40,908
60,300	Hooper Holmes Inc.†	61,785	39,798
3,000	IRIS International Inc.†	31,000	26,910
1,500	Quidel Corp.†	22,805	24,555
10,340	Rochester Medical Corp.†	118,418	78,791
6,600	SurModics Inc.†	68,053	60,060
3,800	Synovis Life Technologies Inc.†	56,470	63,460
1,000	Techne Corp.	58,834	68,010
3,000	Transcend Services Inc.†	39,304	67,620

		477,311	470,112

	Hotels and Gaming — 1.3%
2,520	Gaylord Entertainment Co.†	20,724	48,737
2,400	Pinnacle Entertainment Inc.†	19,009	21,792

		39,733	70,529

	Machinery — 3.7%
4,664	Key Technology Inc.†	50,344	54,149
17,000	Mueller Water Products Inc., Cl. A	70,085	42,160
1,670	Robbins & Myers Inc.	32,656	57,965
3,750	TriMas Corp.†	37,420	55,688

		190,505	209,962

	Publishing — 1.4%
14,000	Journal Communications Inc., Cl. A†	72,210	41,580
1,400	Scholastic Corp.	28,887	39,242

		101,097	80,822

	Restaurants — 1.7%
640	DineEquity Inc.†	23,247	24,634
8,000	Famous Dave’s of America Inc.†	49,700	68,880

		72,947	93,514

	Retail — 4.4%
2,100	Best Buy Co. Inc.	65,168	48,930
4,400	Collective Brands Inc.†	88,329	57,024
2,000	J. Crew Group Inc., Escrow† (a)	0	0
2,000	Penske Automotive Group Inc.	31,293	32,000
5,450	Regis Corp.	99,749	76,791
14,000	ValueVision Media Inc., Cl. A†	97,429	33,040

		381,968	247,785

Shares		Cost	Market Value

	Specialty Chemicals — 4.8%
4,700	A. Schulman Inc.	$91,499	$79,853
660	FMC Corp.	26,045	45,645
2,850	H.B. Fuller Co.	63,386	51,927
4,000	PolyOne Corp.	31,623	42,840
1,900	Quaker Chemical Corp.	62,181	49,248

		274,734	269,513

	Telecommunications — 4.3%
1,800	Atlantic Tele-Network Inc.	85,024	59,184
7,400	HickoryTech Corp.	56,094	71,188
2,400	j2 Global Communications Inc.	50,715	64,560
5,000	Neutral Tandem Inc.†	64,094	48,400

		255,927	243,332

	Transportation — 1.0%
13,000	Air Transport Services Group Inc.†	79,864	56,290

	TOTAL COMMON STOCKS	5,810,772	5,254,321

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 6.0%
$335,000	U.S. Treasury Bills, 0.015% to 0.060%††, 02/09/12 to 02/23/12	334,958	334,963

	TOTAL INVESTMENTS — 99.5%	$6,145,730	5,589,284

	Other Assets and Liabilities (Net) — 0.5%		30,367

	NET ASSETS — 100.0%		$5,619,651

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2011, the market value of fair valued securities amounted to $32 or 0.00% of net assets.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

6

The Gabelli Woodland Small Cap Value Fund

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at value (cost $6,145,730)	$5,589,284
Cash	102,826
Receivable for investments sold	18,713
Receivable for Fund shares sold	956
Dividends receivable	2,490
Prepaid expenses	17,127

Total Assets	5,731,396

Liabilities:
Payable for investments purchased	76,066
Payable for investment advisory fees	3,620
Payable for distribution fees	1,302
Payable for legal and audit fees	13,178
Payable for shareholder communications expenses	11,876
Other accrued expenses	5,703

Total Liabilities	111,745

Net Assets (applicable to 687,786 shares outstanding)	$5,619,651

Net Assets Consist of:
Paid-in capital	$6,182,293
Accumulated net realized loss on investments	(6,196)
Net unrealized depreciation on investments	(556,446)

Net Assets	$5,619,651

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,207,004 ÷ 635,799 shares outstanding; 100,000,000 shares authorized)	$8.19

Class A:
Net Asset Value and redemption price per share ($138,741 ÷ 16,794 shares outstanding; 50,000,000 shares authorized)	$8.26

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.76

Class C:
Net Asset Value and offering price per share ($191,654 ÷ 25,249 shares outstanding; 50,000,000 shares authorized)	$7.59 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($82,252 ÷ 9,944 shares outstanding; 50,000,000 shares authorized)	$8.27

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2011

Investment Income:
Dividends	$54,579
Interest	110

Total Investment Income	54,689

Expenses:
Investment advisory fees	69,047
Distribution fees – Class AAA	16,327
Distribution fees – Class A	352
Distribution fees – Class C	1,415
Registration expenses	35,811
Shareholder communications expenses	25,178
Shareholder services fees	16,534
Legal and audit fees	10,298
Custodian fees	10,255
Interest expense	387
Directors’ fees	246
Miscellaneous expenses	8,226

Total Expenses	194,076

Less:
Fees waived and expenses reimbursed by the Adviser (See Note 3)	(54,760)
Custodian fee credits	(1)

Total Reimbursements and Credits	(54,761)

Net Expenses	139,315

Net Investment Loss	(84,626)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	888,128
Net change in unrealized depreciation on investments	(1,312,015)

Net Realized and Unrealized Gain/(Loss) on Investments	(423,887)

Net Decrease in Net Assets Resulting from Operations	$(508,513)

See accompanying notes to financial statements.

7

The Gabelli Woodland Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2011	Year Ended September 30, 2010
Operations:
Net investment loss	$(84,626)	$(79,973)
Net realized gain on investments	888,128	613,259
Net change in unrealized appreciation/depreciation on investments	(1,312,015)	177,018

Net Increase/(Decrease) in Net Assets Resulting from Operations	(508,513)	710,304

Capital Share Transactions:
Class AAA	(76,516)	(406,637)
Class A	42,652	59,906
Class B	—	(154	) *
Class C	93,665	(14,730)
Class I	27,202	(998)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	87,003	(362,613)

Redemption Fees	119	—

Net Increase/(Decrease) in Net Assets	(421,391)	347,691
Net Assets:
Beginning of period	6,041,042	5,693,351

End of period (including undistributed net investment income of $0 and $0, respectively)	$5,619,651	$6,041,042

*	Class B Shares were fully redeemed and closed on February 2, 2010.

See accompanying notes to financial statements.

8

The Gabelli Woodland Small Cap Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(e)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss) (b)		Expenses Net of Waivers/ Reimbursements(c)	Expenses Before Waivers/ Reimbursements(d)	Portfolio Turnover Rate
Class AAA
2011	$8.92	$(0.12)	$(0.61)	$(0.73)	—	—	—	$0.00	$8.19	(8.18)%	$5,207	(1.21)%		2.01%	2.80%	40%
2010	7.90	(0.11)	1.13	1.02	—	—	—	—	8.92	12.91	5,739	(1.33)		2.01	3.09	61
2009	9.30	(0.07)	(0.92)	(0.99)	—	$(0.41)	$(0.41)	0.00	7.90	(8.99)	5,462	(1.04)		2.01	3.34	62
2008	12.61	(0.08)	(1.43)	(1.51)	—	(1.80)	(1.80)	0.00	9.30	(13.20)	7,327	(0.80)		2.01	2.52	58
2007	13.35	0.05	2.44	2.49	$(0.06)	(3.17)	(3.23)	0.00	12.61	20.71	9,040	0.38		2.01	2.33	51
Class A
2011	$8.99	$(0.12)	$(0.61)	$(0.73)	—	—	—	$0.00	$8.26	(8.12)%	$139	(1.21)%		2.01%	2.80%	40%
2010	7.96	(0.11)	1.14	1.03	—	—	—	—	8.99	12.94	116	(1.27)		2.01	3.09	61
2009	9.37	(0.07)	(0.93)	(1.00)	—	$(0.41)	$(0.41)	0.00	7.96	(9.04)	50	(1.06)		2.01	3.34	62
2008	12.69	(0.08)	(1.44)	(1.52)	—	(1.80)	(1.80)	0.00	9.37	(13.19)	51	(0.80)		2.01	2.52	58
2007	13.36	0.13	2.39	2.52	$(0.02)	(3.17)	(3.19)	0.00	12.69	20.94	65	1.00		2.01	2.33	51
Class C
2011	$8.33	$(0.18)	$(0.56)	$(0.74)	—	—	—	$0.00	$7.59	(8.88)%	$192	(1.96)%		2.76%	3.55%	40%
2010	7.43	(0.16)	1.06	0.90	—	—	—	—	8.33	12.11	119	(2.09)		2.76	3.84	61
2009	8.84	(0.11)	(0.89)	(1.00)	—	$(0.41)	$(0.41)	0.00	7.43	(9.61)	122	(1.78)		2.76	4.09	62
2008	12.16	(0.15)	(1.37)	(1.52)	—	(1.80)	(1.80)	0.00	8.84	(13.86)	146	(1.58)		2.76	3.27	58
2007	13.00	(0.03)	2.36	2.33	—	(3.17)	(3.17)	0.00	12.16	19.84	295	(0.26)		2.76	3.08	51
Class I
2011	$8.98	$(0.10)	$(0.61)	$(0.71)	—	—	—	$0.00	$8.27	(7.91)%	$82	(0.96)%		1.76%	2.55%	40%
2010	7.93	(0.09)	1.14	1.05	—	—	—	—	8.98	13.24	67	(1.09)		1.76	2.84	61
2009	9.31	(0.05)	(0.92)	(0.97)	—	$(0.41)	$(0.41)	0.00	7.93	(8.76)	59	(0.79)		1.76	3.09	62
2008(f)	9.41	(0.03)	(0.07)	(0.10)	—	—	—	0.00	9.31	(1.06)	72	(0.44	)(g)	1.76 (g)	2.27 (g)	58

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity throughout the year, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	The Fund incurred interest expense during the years ended September 30, 2011, 2010, 2009, 2008, and 2007. If interest expense had not been incurred, each year the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively.
(d)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(e)	Amount represents less than $0.005 per share.
(f)	From the commencement of offering Class I shares on January 11, 2008 through September 30, 2008.
(g)	Annualized.

See accompanying notes to financial statements.

9

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements

1.  Organization.  The Gabelli Woodland Small Cap Value Fund (the “Fund”) is a series of Gabelli Equity Series Funds, Inc. (the “Corporation”), which was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of three separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund’s Adviser currently characterizes small capitalization companies for the Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is less. The Fund commenced investment operations on December 31, 2002.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

10

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$346,122	—	$32	$346,154
Retail	247,785	—	0	247,785
Other Industries (a)	4,660,382	—	—	4,660,382
Total Common Stocks	5,254,289	—	32	5,254,321
U.S. Government Obligations	—	$334,963	—	334,963
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$5,254,289	$334,963	$32	$5,589,284

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

11

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended September 30, 2011. The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 9/30/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation †	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 9/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 9/30/11 †
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$—	$—	$—	$32	$0	$—	$—	$—	$32	$32
Retail	—	—	—	—	0	—	—	—	0	—
Total Common Stocks	—	—	—	32	0	—	—	—	32	32
TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$32	$0	$—	$—	$—	$32	$32

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

12

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. Custodian fee credits earned during the year ended September 30, 2011 were $1.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the

13

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss and reclassification of litigation gain. These reclassifications have no impact on the NAV of the Fund. For the year ended September 30, 2011, reclassifications were made to increase accumulated net investment loss by $84,626 and increase accumulated net realized loss on investments by $3,207, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended September 30, 2011 and September 30, 2010.

Provision For Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term capital gain	$2,678
Net unrealized depreciation on investments	(565,320)

Total	$(562,642)

During the year ended September 30, 2011, the Fund utilized capital loss carryforwards of $874,666 .

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2011, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$6,154,604	$660,508	$(1,225,828)	$(565,320)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended September 30, 2011, the Fund did not incur any income tax, interest, or

14

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

penalties. As of September 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended September 30, 2008 through September 30, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding of brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets through January 31, 2012. For the year ended September 30, 2011, the Adviser reimbursed the Fund in the amount of $54,760. The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund, after giving effect to the reimbursement, would not exceed the foregoing limitations. At September 30, 2011, the cumulative amount which the Fund may repay the Adviser is $119,177.

For the year ended September 30, 2010, expiring September 30, 2012	$64,417
For the year ended September 30, 2011, expiring September 30, 2013	54,760

$119,177

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director each receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund.

During the year ended September 30, 2011, the Distributor informed the Fund that sales charges and underwriting fees retained from investors on sales and redemptions of Fund shares amounted to $2,761.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and

15

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities.  Purchases and sales of securities for the year ended September 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $2,719,520 and $3,155,625, respectively.

6.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended September 30, 2011, there were no borrowings under the line of credit.

7.  Capital Stock.  The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares were fully redeemed on February 2, 2010.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. During the years ended September 30, 2011 and September 30, 2010, the Fund retained redemption fees of $119 and $0, respectively.

16

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	101,424	$1,037,463	68,072	$578,213
Shares redeemed	(109,018)	(1,113,979)	(116,302)	(984,850)

Net decrease	(7,594)	$(76,516)	(48,230)	$(406,637)

Class A
Shares sold	4,218	$46,026	6,735	$60,906
Shares redeemed	(359)	(3,374)	(104)	(1,000)

Net increase	3,859	$42,652	6,631	$59,906

Class B*
Shares redeemed	—	—	(19)	$(154)

Net decrease	—	$—	(19)	$(154)

Class C
Shares sold	11,719	$101,291	—	—
Shares redeemed	(799)	(7,626)	(2,051)	$(14,730)

Net increase/(decrease)	10,920	$93,665	(2,051)	$(14,730)

Class I
Shares sold	2,861	$30,377	3,772	$31,966
Shares redeemed	(307)	(3,175)	(3,862)	(32,964)

Net increase/(decrease)	2,554	$27,202	(90)	$(998)

*	Class B Shares were fully redeemed on February 2, 2010.

8.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser

17

The Gabelli Woodland Small Cap Value Fund

Notes to Financial Statements (Continued)

did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

10.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Woodland Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Woodland Small Cap Value Fund (the “Fund”), a series of Gabelli Equity Series Funds, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Woodland Small Cap Value Fund, a series of Gabelli Equity Series Funds, Inc., at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

19

The Gabelli Woodland Small Cap Value Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Woodland Small Cap Value Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Directors	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors[3]

INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 69	Since 1991	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)
John Gabelli Director Age: 67	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 75	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Director Age: 67	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Robert Morrissey Director Age: 72	Since 1991	6	Partner of the law firm of Morrissey, Hawkins & Lynch	—
Kuni Nakamura Director Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Anthony R. Pustorino Director Age: 86	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of the LGL Group, Inc. (diversified manufacturing) (2002-2010)
Anthonie C. van Ekris Director Age: 77	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Director Age: 65	Since 2001	29	Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) Director (since December 2009); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

20

The Gabelli Woodland Small Cap Value Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Secretary Age: 59	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. July 2008 to 2010; President of Teton Advisors, Inc., 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

1.	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2.

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended and Restated By Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3.

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the 1940 Act.

4.

“Interested person” of the Fund as defined in the Investment Company Act of 1940. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

5.	Directors who are not interested persons are considered “Independent” Directors.

21

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass) Team Managed

Gabelli Blue Chip Value Fund

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Susan M. Byrne

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager:  Nicholas F. Galluccio

Gabelli Woodland Small Cap Value Fund

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Elizabeth M. Lilly, CFA

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager:  Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass)

Co-Portfolio Managers:  Susan M. Byrne

Mark R. Freeman, CFA

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager:  Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

GAMCO Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager:  Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager:  Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager:  Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers:  Charles L. Minter

Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers:  Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

Gabelli Equity Series Funds, Inc.

The Gabelli Woodland Small Cap Value Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA Chairman and Chief Executive Officer GAMCO Investors, Inc.	Robert J. Morrissey Attorney-at-Law Morrissey, Hawkins & Lynch

Anthony J. Colavita President Anthony J. Colavita, P.C.	Kuni Nakamura President Advanced Polymer, Inc.

Vincent D. Enright Former Senior Vice President and Chief Financial Officer KeySpan Corp.	Anthony R. Pustorino Certified Public Accountant, Professor Emeritus Pace University

John D. Gabelli Senior Vice President Gabelli & Company, Inc.	Anthonie C. van Ekris Chairman BALMAC International, Inc.

Salvatore J. Zizza Chairman Zizza & Co., Ltd.

Officers
Bruce N. Alpert President and Secretary	Agnes Mullady Treasurer

Peter D. Goldstein Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Woodland Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q311AR

The

Gabelli Woodland
Small Cap Value

Fund

ANNUAL REPORT

SEPTEMBER 30, 2011

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $106,850 in 2010 and $75,000 in 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $17,900 in 2010 and $9,300 in 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    0%

(c)    100%

(d)    0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,900 in 2010 and $43,600 in 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/7/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/7/11

* Print the name and title of each signing officer under his or her signature.